UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-22906

                         Virtus Alternative Solutions Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                                   Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

                                 Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800)-243-1574

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT VIRTUS ALTERNATIVE SOLUTIONS TRUST

October 31, 2018

Virtus Aviva Multi-Strategy Target Return Fund

Virtus Duff & Phelps Select MLP and Energy Fund

Virtus Newfleet Credit Opportunities Fund

Not FDIC Insured
No Bank Guarantee
May Lose Value

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended October 31, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the late summer months. Meanwhile, persistent economic strength moved the Federal Reserve to hike its key interest rate four times in the period, most recently in late September to 2.25%, its highest level in nearly a decade. Volatility returned to the markets in October, amid investor concerns over rising rates and continued tariff tensions between the U.S. and China, and stocks gave back much of their gains on the year.

For the 12 months ended October 31, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 7.35%, outpacing small-cap stocks, which returned 1.85%, as measured by the Russell 2000® Index. Performance turned negative for international equities, with developed markets down 6.85%, as measured by the MSCI EAFE® Index (net), and emerging markets down 12.52%, as measured by the MSCI Emerging Markets Index.

In fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.15% at October 31, 2018, up from 2.38% at October 31, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 2.05% for the 12 months. Non-investment grade bonds eked out a positive return of 0.97%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

The recent market uncertainty serves as a reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

December 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of May 1, 2018 to October 31, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Alternative Solutions Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class A and Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period. The following Expense Table illustrates your Fund’s costs in two ways.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the second section of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The first section of the accompanying table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio*	Expenses Paid During Period**
Aviva Multi-Strategy Target Return Fund	Class A	$1,000.00	$978.70	1.69%	$8.43
	Class C	1,000.00	975.30	2.44	12.15
	Class I	1,000.00	979.80	1.44	7.19
	Class R6	1,000.00	980.80	1.38	6.89
Duff & Phelps Select MLP and Energy Fund	Class A	1,000.00	974.60	1.40	6.97
	Class C	1,000.00	969.80	2.15	10.67
	Class I	1,000.00	974.90	1.15	5.72
Newfleet Credit Opportunities Fund	Class A	1,000.00	1,010.70	1.33	6.74
	Class C	1,000.00	1,007.70	2.07	10.48
	Class I	1,000.00	1,012.20	1.08	5.48
	Class R6	1,000.00	1,012.60	1.05	5.33

*	Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short.
**

Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

Each Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

Disclosure of Fund Expenses (Unaudited)

For the six-month period of May 1, 2018 to October 31, 2018

Hypothetical Example for Comparison Purposes

The second section of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

		Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Annualized Expense Ratio*	Expenses Paid During Period**
Aviva Multi-Strategy Target Return Fund	Class A	$1,000.00	$1,016.69	1.69%	$8.59
	Class C	1,000.00	1,012.91	2.44	12.38
	Class I	1,000.00	1,017.95	1.44	7.32
	Class R6	1,000.00	1,018.25	1.38	7.02
Duff & Phelps Select MLP and Energy Fund	Class A	1,000.00	1,018.15	1.40	7.12
	Class C	1,000.00	1,014.37	2.15	10.92
	Class I	1,000.00	1,019.41	1.15	5.85
Newfleet Credit Opportunities Fund	Class A	1,000.00	1,018.50	1.33	6.77
	Class C	1,000.00	1,014.77	2.07	10.51
	Class I	1,000.00	1,019.76	1.08	5.50
	Class R6	1,000.00	1,019.91	1.05	5.35

*	Annualized expense ratios include dividend expense on securities sold short and interest expense on securities sold short.
**

Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one half-year period.

Each Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

KEY INVESTMENT TERMS

Alerian MLP Index

A composite of the 50 most prominent energy master limited partnerships (MLPs) that provides investors with an unbiased, comprehensive benchmark for this emerging asset class. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis (NYSE: AMZ) and on a total-return basis (NYSE:AMZX). The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

50% Bloomberg Barclays U.S. Corporate High-Yield Bond Index/50% Credit Suisse Leveraged Loan Index

An index that is derived from a combination of the Bloomberg Barclays U.S. Corporate High-Yield Bond Index and the Credit Suisse Leveraged Loan Index. The Bloomberg Barclays U.S. Corporate High-Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Credit Suisse Leveraged Loan index is an index designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. Total return of the index is the sum of three components: principal, interest, and reinvestment return. The cumulative return assumes that coupon payments are reinvested into the index at the beginning of each period. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Aggregate Bond Index

An index that measures the U.S. investment grade, fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High-Yield Bond Index

An index that measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (ECB)

The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the National Central Banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange–Traded Funds (ETF)

A Fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Exchange–Traded Notes (ETN)

Senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees.

Federal Energy Regulatory Commission (FERC)

The United States federal agency that regulates the transmission and wholesale sale of electricity and natural gas in interstate commerce and regulates the transportation of oil by pipeline in interstate commerce.

Federal Reserve (Fed)

The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

KEY INVESTMENT TERMS  (Continued)

Incentive Distribution Rights (IDR)

Incentive Distribution Rights (IDR) of an MLP entitle the general partner to an increasing percentage of the incremental cash distributed by the partnership.

iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Master Limited Partnerships (MLPs)

Investment which combines the tax benefits of a limited partnership with the liquidity of publicly traded securities. To be classified as an MLP, a partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI EAFE®Index (net)

A free float-adjusted, market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

A free float-adjusted, market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Over–the–Counter (OTC)

Trading that is done directly between two parties, without any supervision of an exchange.

Payment–in–Kind Security (PIK)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Public Limited Company (PLC)

A Public Limited Company (PLC) is the legal designation of a limited liability company that has offered shares to the general public and has limited liability.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

S&P 500® Index

A free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS  (Continued)

Standard & Poor’s Depositary Receipt (SPDR)

Shares of a security designed to track the value of the S&P 500® Index. SPDRs trade on the American Stock Exchange under the symbol SPY. One SPDR unit is valued at approximately one-tenth of the value of the S&P 500® Index. Dividends are distributed quarterly, and are based on the accumulated stock dividends held in trust, less any expenses of the trust.

U.S. Treasury Federal Funds Rate

The interest rate at which a depository institution lends funds maintained at the Federal Reserve to another depository institution overnight. The federal funds rate is generally only applicable to the most creditworthy institutions when they borrow and lend overnight funds to each other. The federal funds rate is one of the most influential interest rates in the U.S. economy, since it affects monetary and financial conditions, which in turn have a bearing on key aspects of the broad economy including employment, growth and inflation.

Yieldco

A yieldco is a dividend growth-oriented public company, created by a parent company that bundles renewable and/or conventional long-term contracted operating assets in order to generate predictable cash flows.

Aviva Multi-Strategy Target Return Fund Fund Summary	Ticker Symbols: Class A: VMSAX Class C: VCMSX Class I: VMSIX Class R6: VMSRX
∎	The Fund is non-diversified and has an investment objective of long-term total return.

∎	For the fiscal period November 1, 2017 through October 31, 2018, the Fund’s Class A shares at NAV returned -0.79%, Class C shares returned -1.54%, Class I shares returned -0.52% and Class R6 shares at NAV returned -0.41%. For the full fiscal period, the U.S. Treasury Federal Funds Rate, which is the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 1.16%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the fiscal year ended October 31, 2018?

∎	Supported by improvements in global trade, developed and emerging economies underwent a synchronized advancement in 2017. The result was another year of solid worldwide growth, which exceeded 3.5%. Through the end of October 2018, that expansion trend continued, although the previously coordinated drivers of growth were overcome by the influence of domestic factors. That change in market dynamics led to increased dispersion across financial markets, with mixed results.

∎	U.S. and Japanese equities increased in value during the period, whereas their counterparts in the U.K. and Europe suffered from negative performance. In aggregate, global stock market returns were muted, despite emerging market equities significantly lagging major developed market indices with double-digit losses.

∎	Starting in late January 2018, financial markets experienced a sudden correction accompanied by a sharp increase in volatility. The instability, which pervaded equity, fixed income, and currency markets alike, diverged from much of the relative calm that had characterized the preceding 18 months. Rising inflation concerns appeared to trigger the selloff, and were exacerbated by the closings of various short volatility exchange-traded funds (ETFs) and exchange-traded notes (ETNs) that were focused on the U.S. equity market.
∎	The second quarter of 2018 was also subject to brief episodes of turbulence which followed increased global trade tensions after the U.S. announced plans to increase tariffs against China. That announcement followed an earlier imposition of new tariffs on steel and aluminum imports. Consequently, emerging market assets weakened and were put further under pressure later in the year, with Asian currencies falling particularly sharply, as trade disputes intensified. There were announcements that the U.S. would proceed with 25% tariffs on $34 billion of Chinese goods, with an additional $16 billion to follow in due course. That prompted a response from China indicating that it would respond with similar tariffs on U.S. goods.

∎	From the beginning of February, emerging markets were also confronted with higher yields and a stronger U.S. dollar. Added unique challenges in certain economies such as Argentina, Brazil, and Turkey were also catalysts for the broad-based decline in emerging markets.

∎	Government bond yields rose earlier in the year due to higher inflation expectations and continued improvements in labor markets. Late in April, the yield on the 10-year U.S. Treasury note broke through the psychological barrier of 3% for the first time since 2014.

∎	Major developed market stock indices rebounded in July and August. That uptick was nowhere more evident than the S&P 500® Index, which extended its longstanding bull market due to the ongoing effects of the Trump tax cuts on corporate earnings, as well as continued healthy household consumption and business sentiment.

∎	Volatility increased once again in the last two months of the fiscal year ended October 31, 2018. Broad global indices, both equity- and fixed income-based, were confronted with challenges to growth, the prospect of tighter financial conditions, and underlying political and trade-oriented risks.

What factors affected the Fund’s performance during the fiscal year?

∎	Within the U.S., several factors contributed to an acceleration in growth. Those included the passage of corporate and income tax cuts at the end of 2017, corporate earnings growth, and continued strength in the labor market. As wages increased, those factors aided higher inflation expectations. The Fund had a longstanding allocation designed to benefit from increased inflation measures, which was a material driver of performance.

∎	The Fund was also positioned to profit from a rise in government bond yields across developed markets. This also added to performance, particularly in the U.S., where the Federal Reserve (the Fed) persisted in hiking interest rates. As of the end of the fiscal year, the Fed had raised interest rates eight times since the end of 2015.

∎	There was also a dramatic deterioration in trade as the collective transactions between the U.S. and China were repeatedly threatened. Those increased tensions amounted to multiple tariff impositions, which was a risk that we identified well ahead of the fiscal year. Accordingly, our strategies positioned to advance when select Asian currencies fell in price against the U.S. dollar were realized, and contributed positively to performance.

∎	Distinct economies, like Turkey, were challenged, which highlighted the risks of neglecting reform and losing market confidence. Markets elected to take a loss-limited constructive position in the Turkish currency, but could not overcome the country’s extraordinarily high inflation. As the authorities in the region did little to ease the downward pressure on the currency, the Fund experienced losses from this position.

∎	The slowdown in trade and unevenness in growth that took place was due, at least partly, to a slower rate of growth in China and other emerging market economies where financial conditions tightened. Supplemented by the rise in the U.S. dollar and higher interest rates, those issues caused headwinds for emerging market assets. The Fund’s allocation to emerging market stocks experienced losses due to changes in sentiment for the asset class.

∎	The Fund’s allocations to financial stocks were confronted by headwinds, particularly the

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Aviva Multi-Strategy Target Return Fund (Continued)

positions that sought to take advantage of higher prices on European banks. As Europe’s growth decelerated from a relatively high pace of growth and inflation in the region remained suppressed, the European Central Bank (ECB) indicated that it was less willing to raise interest rates in the near term. Interest rate-sensitive financial stocks worsened in response, and our allocation was a drag on Fund performance.

∎	The allocation to U.S. Government Securities may appear high, however the allocation to these securities typically represents collateral utilized for derivative contracts. Discussion related to the performance of the derivative contracts is included within the preceding commentary.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities:

There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Counterparties: There is risk that a party upon whom the fund relies to complete a transaction will default.

Portfolio Turnover: The fund’s principal investments strategies will result in a consistently high portfolio turnover rate. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Aviva Multi-Strategy Target Return Fund (Unaudited)
The following table presents asset allocations within certain sectors and as a percentage of total investments net of written options as of October 31, 2018.
U.S. Government Securities	55%
Common Stocks	27%
Exchange-Traded Funds	5%
Foreign Government Securities	3%
Purchased Swaptions	2%
Purchased Options	1%
Other (includes short-term investments)	7%

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Aviva Multi-Strategy Target Return Fund (Continued)

Total Returns1 for periods ended 10/31/18

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	-0.79%	-0.76%	7/20/15
Class A Shares at POP[3,4]	-6.49	-2.53	7/20/15
Class C Shares at NAV[2] and with CDSC[4]	-1.54	-1.50	7/20/15
Class I Shares at NAV	-0.52	-0.50	7/20/15
Class R6 Shares at NAV	-0.41	0.73	11/03/16
U.S. Treasury Federal Funds Rate	1.16	—[5]	—
Fund Expense Ratios[6] : A Shares: Gross 2.24%, Net 1.76%; C Shares: Gross 2.93%, Net 2.51%; I Shares: Gross 1.93%, Net 1.51%, R6 Shares: Gross 1.91%, Net 1.45%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1] Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

[2] “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

[3] “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

[4] “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

[5] The since inception index returned 0.88% for Class R6 and 0.62% for Class A, C and I shares of the respective share classes.

[6] The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 28, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on July 20, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund Fund Summary	Ticker Symbols: Class A: VLPAX Class C: VLPCX Class I: VLPIX

∎	The Fund is non-diversified and has an investment objective of total return with a secondary objective of income.

∎	For the fiscal period from November 1, 2017 through October 31, 2018, the Fund’s Class A shares at NAV returned 0.79%, Class C shares returned -0.13%, and Class I shares returned 0.99%. For the same period Alerian MLP Index, which is the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 0.68%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year ended October 31, 2018?

∎	While fundamentals grew stronger for midstream energy and Master Limited Partnerships (MLPs) during the fiscal year, it still proved to be a volatile period for the sector. As measured by the Alerian MLP Index, the sector was down 9.5% on a total return basis in late March of 2018, then up over 15.7% for the year through August, before finishing the fiscal year largely flat, up just 0.68%.

∎	After a weak November of 2017, the sector rallied in December and most of January. Unfortunately, the broader market swoon in late January and February of 2018 took MLPs down with it. An unexpected ruling in mid-March by the Federal Energy Regulatory Commission (FERC) regarding tax disallowances on natural gas pipelines sent the sector into a downward spiral. While the ruling only materially impacted a handful of MLPs, investors took a shoot-first, ask-questions-later attitude. Ultimately, the FERC significantly softened the order in mid-July, an action that helped drive the summer rally.

∎	Fundamentals for the sector continued to improve throughout the fiscal year. U.S. oil production surged from 9.55 million barrels per day (M b/d) in October 2017 to 11.2 M b/d in October 2018, a 17% increase. Oil prices also strengthened, reaching a high of over $76 per barrel before closing the fiscal year at

$65.31, almost $11 higher than at the end of fiscal 2017. And the strong commodity fundamentals were not limited to oil. Natural gas liquid (NGL) prices rallied 28%, led by ethane. Production of both NGLs and natural gas also jumped as U.S. exports continued to grow. Natural gas exports were especially robust as three new liquefied natural gas (LNG) liquefaction facilities came on line during the fiscal year.

∎	Midstream energy benefited from rising U.S. production and exports. Midstream assets were near capacity, and demand for new projects was strong during the period. The strong fundamentals translated into robust earnings for MLPs and midstream companies, with several large integrated MLPs, including Enterprise Products, Energy Transfer, and Plains All American, putting up especially good second and third quarter earnings. The sector also made real progress around restructuring. The industry saw a big push for companies to de-lever, self-fund growth capital expenditures, improve corporate governance, and rid themselves of incentive distribution rights (IDRs). This restructuring process was long and arduous, and for the most part investors shunned companies going through it. In August of 2018, Energy Transfer was the last of the big MLPs to announce a simplification, and additional restructurings were announced in October.

∎	With fundamentals improving, the obvious question was why the sector did not perform better. MLPs and midstream energy companies continued to struggle to attract new capital. Inflows into funds invested in the sector remained weak, and the sector did not appear to be attracting meaningful new institutional interest. Certainly, many investors remained wary of the sector after getting hurt during the oil downturn. Additionally, the noise around all of the company restructurings caused some new investors to shy away. Finally, there were some idiosyncratic risks that hurt the sector. It began with the unexpected FERC order in March. In August, Colorado announced a ballot referendum that would increase setbacks to 2,500 feet for the drilling of new oil and gas wells. While the proposal sounded harmless, it was estimated that passage of the setback would eliminate over 85% of the drilling on non-federal land in the state. As a result, most MLPs and midstream companies with significant business in Colorado saw their stock prices fall by 15% or more from August through the end of October 2018.

What factors affected the Fund’s performance during the fiscal year?

∎	The Fund slightly outperformed the Alerian MLP Index for the 12 months ended October 31, 2018, as it continued to benefit from finding value outside of the core MLPs, especially in LNG-focused names. The Fund underperformed in large-cap pipelines where it was significantly underweight versus the benchmark. The Fund meaningfully outperformed the benchmark in the first half of the fiscal year, but underperformed in the second half of the year. This occurred when a number of general partners owned by the Fund underperformed their MLPs due to premiums paid in simplification transactions.

∎	The top five contributors to Fund performance were Targa Resources, Golar LNG, Cheniere Energy Partners LP Holdings, Andeavor, and ONEOK Inc. Targa benefitted from strong growth in the Permian Basin and exposure to NGLs. Golar rallied as its first Floating Liquefaction Unit, the Hilli, came on line. Cheniere performed well as new liquefaction facilities at Sabine Pass started up and the company was bought out at a premium by its parent late in the fiscal year. Andeavor was taken out by Marathon Petroleum. ONEOK had a strong year as it benefitted from its dominant position in the Bakken and its leverage to NGLs.

∎	The bottom five contributors were EQT Corp., Williams Cos., Noble Midstream Partners, EQGP Holdings LP, and Transcanada. Both EQT and EQGP were involved in a year-long process designed to split EQT’s exploration and production business from its midstream business, and subsequently simplify its midstream business. Both companies were hurt by a delay in the spinoff, a change in management, and significant regulatory delays on the Mountain Valley Pipeline. Williams, one of the Fund’s largest positions, dropped 17.1% in the fiscal fourth quarter after it closed its buy-in of Williams Partners in early August. Noble Midstream, which has significant

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)

exposure to the DJ Basin in Colorado, fell on concerns about the Colorado ballot initiative. Transcanada was hurt by concerns about its leverage and a general sell-off of Canadian midstream and utilities.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as Investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.

Energy Sector Concentration: The fund’s investments are concentrated in the energy sector and may present more risks than if the fund were broadly diversified over numerous sectors of the economy.

Non-Diversified: The fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Duff & Phelps Select MLP and Energy Fund
(Unaudited)
The following table presents asset allocations within certain sectors and as a percentage of total investments as of October 31, 2018.
Master Limited Partnerships and Related Companies*
Diversified	26%
Gathering/Processing	22%
Natural Gas Pipelines	14%
Downstream/Other	11%
Petroleum Transportation & Storage	9%
Marine Shipping	7%
Upstream	5%
Electric, LDC & Power	3%
Exchange Traded Funds	3%

Total	100%

*See definition on page 29.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Duff & Phelps Select MLP and Energy Fund (Continued)

Total Returns1 for periods ended 10/31/18

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	0.79%	-0.46%	9/09/15
Class A Shares at POP[3,4]	-5.00	-2.32	9/09/15
Class C Shares at NAV[2] and with CDSC[4]	-0.13	-1.26	9/09/15
Class I Shares at NAV	0.99	-0.24	9/09/15
Alerian MLP Index	0.68	-2.58[5]	—
Fund Expense Ratios[6] : A Shares: Gross 4.70%, Net 1.42%; C Shares: Gross 5.40%, Net 2.17%; I Shares: Gross 4.37%, Net 1.17%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index return is from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 28, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on September 9, 2015 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Credit Opportunities Fund Fund Summary	Ticker Symbols: Class A: VCOAX Class C: VCOCX Class I: VCOIX Class R6: VRCOX

∎	The Fund is non-diversified and has an investment objective of seeking long-term total return, which may include investment returns from a combination of sources including capital appreciation and interest income.

∎	For the fiscal period November 1, 2017 through October 31, 2018, the Fund’s Class A shares at NAV returned 2.93%, Class C shares returned 2.19%, Class I shares returned 3.14%, and Class R6 shares returned 3.24%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -2.05% and the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which is the Fund’s style-specific benchmark index appropriate for comparison, returned 0.98%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

How did the markets perform during the Fund’s fiscal year ended October 31, 2018?

∎	The fiscal year was characterized by large macroeconomic events–trade wars, a selloff in emerging markets, the coordinated removal of accommodative monetary policy globally, and commodity price volatility–which weighed against generally positive U.S. economic data. Equity markets, as represented by the S&P 500® Index, rose during the year, but performance was largely driven by large-cap technology names. The Bloomberg Barclays U.S. Aggregate Bond Index posted negative performance during the fiscal year due to rising interest rates and widening spreads in corporate bonds.

∎	Fixed income markets faced a challenging climate. Strong economic data was viewed as almost mixed news, given that it generally led to a greater number of expected rate hikes by the Federal Reserve (the Fed). In addition, the generalized rise in interest rates weighed on returns in all fixed income asset classes. The Bloomberg Barclays U.S. Corporate High Yield Bond Index posted a minimal return for the first eight months of the year as the range of high yield spreads remained tight while excess return was offset by rising rates. During the summer, returns were strong as spreads rallied with rates remaining flat. The fiscal year ended on a weak note as an equity selloff in October hurt returns and spreads widened out in sympathy. The typically negative correlation between Treasury rates and equities broke down as rates rose slightly during the month despite the large equity market declines.

∎	The distressed universe remained rather small during the year. Moody’s trailing 12-month issuer-weighted U.S. speculative-grade default rate saw a jump in the first quarter of 2018 when the U.S.’s largest radio broadcaster, iHeartCommunications (formerly known as Clear Channel Communications), filed for bankruptcy. However, the default rate declined since then as capital markets generally remained open for highly leveraged issuers and energy defaults from the prior year continued to roll off. Retailers remained distressed, and several more filed for bankruptcy during the year, including Bon-Ton, Claire’s Stores, Bi-Lo, and Sears. Energy firms continued to file for bankruptcy, but recent defaults were from smaller firms.

What factors affected the Fund’s performance during its fiscal year?

Positive contributors to the Fund’s performance during the fiscal year ended October 31, 2018 included:

∎	COFINA – (Puerto Rico Sales Tax Bonds) COFINA bonds are issued by the Development Bank of Puerto Rico, with debt service to be provided by a portion of the island’s sales tax collections. The Fund took a position in these securities after they began trading at heavily distressed levels following a challenge to the legality of the COFINA structure, as well as expectations of economic pressures due to significant hurricane damage. The securities traded up after a settlement was negotiated between general obligation creditors and COFINA holders, which removed the majority of the litigation risks, and updated government forecasts showed an improved fiscal situation in Puerto Rico.

∎	Cheniere Energy – Cheniere operates liquefied natural gas (LNG) facilities in the southeastern U.S. LNG can be exported anywhere in the world, and prices track Brent crude, the international benchmark for oil prices. Cheniere’s LNG sales occur either contractually or on a spot basis. The contractual sales provide a stable earnings stream, while the profitability of spot sales is driven by the spread between domestic gas prices and Brent crude prices. The rally in Brent crude prices, while U.S. natural gas prices remained low due to continued high production, resulted in improved results at Cheniere and better trading levels for its debt securities. The Fund took a position in Cheniere bonds due to a belief in the long term value of US-based LNG facilities.

∎	Safeway – Safeway, a supermarket chain operator, was acquired by Albertsons in 2015. During that transaction, Albertsons did not refinance all of Safeway’s bonds, and used Safeway’s assets as collateral for new secured debt. A group of Safeway creditors is challenging the legality of certain financings Albertsons put in place to complete the acquisition. A successful litigation would result in Albertsons being required to repurchase the outstanding Safeway notes at a large premium to avoid a default. The Fund took a position in Safeway bonds due to a positive view of the underlying business and to capture potential upside from the litigation. The bond prices rallied as prospects for a successful litigation rose while the underlying business remained stable.

∎	DJO Finance – DJO develops and manufactures orthopedic medical devices. Last year, DJO started a transformation plan to reduce expenses across the company and reinvigorate growth. The Fund took a position in DJO’s bonds on expectations of improved results. DJO’s results continued to improve during the fiscal year.

∎	Tenet Healthcare – Tenet owns hospitals, ambulatory surgery centers, a healthcare billing and communications company called Conifer, and other medical-related facilities. The Fund took a position in Tenet’s equity on the view that an abnormally strong flu season in late 2017 would drive a resurgence in volumes. In addition, we believed that Conifer was undervalued and management would look to sell it. Tenet’s underlying results and outlook improved during the period, driven by closer expense management and improved volumes. A Conifer sale did not occur, but management disclosed that it began evaluating

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Credit Opportunities Fund (Continued)

potential buyers and working to reduce costs at Conifer in preparation for a sale. As a result, Tenet’s equity rallied strongly during the fiscal year.

Performance detractors for the Fund during the fiscal year included:

∎	Blackboard – Blackboard is the largest provider of learning management systems to colleges in North America. Over the past several years, Blackboard lost share to competitors due to an outdated product. Blackboard’s recent launch of a new product was expected to stem these share losses, but delays in the launch and strong momentum in market share gains by their primary competitor pushed out such a stabilization. The continued share losses, combined with a highly leveraged capital structure, caused Blackboard’s debt securities to trade lower. We exited the Fund’s position.

∎	Ligado Networks – Ligado Networks owns wireless spectrum licenses that were originally intended to be used for satellite service. Ligado has been petitioning the Federal Communications Commission (FCC) to convert the licenses so that the spectrum can be used to provide terrestrial cellular voice and data services. The company’s FCC application suffered repeated delays due to complaints of interference with adjacent spectrum bands. Meanwhile, the FCC approved other wireless spectrum applications, potentially reducing demand for Ligado’s spectrum should the FCC eventually approve its application. These developments resulted in declines in the trading levels of Ligado’s debt, and we exited our holdings.

∎	McGraw-Hill Education – McGraw-Hill is a provider of educational materials to K-12, higher education, and professional markets. This industry has been challenged by the shift to digital formats in higher education and share loss to textbook rental companies. In addition, there was a cyclical low in the addressable market for K-12 textbooks in 2017-2018, with large state adoptions scheduled for 2019-2020. These developments caused results for McGraw-Hill and other industry participants to suffer.

However, the company moved early into digital formats and launched a rental program in 2018 to recapture its lost share in the higher education market.

∎	Jupiter Resources – Jupiter owns natural gas-and natural gas liquids-producing acreage in Canada. The large increase in production of natural gas in new areas in Canada created a shortage of in-basin pipeline capacity. Consequently, Jupiter was unable to secure pipeline capacity to move its produced gas to large demand centers in Eastern Canada and the U.S. Further, a lack of natural gas storage assets forced the company to curtail production at its wells and sell gas locally at heavily depressed prices. This combined to drive earnings materially lower than expectations, and the bonds traded down. We exited our holdings and the company was subsequently forced to restructure.

The preceding information is the opinion of portfolio management. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

There is no guarantee that the Fund will meet its objective.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise and fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities:

There is a greater level of credit risk and price volatility involved with high-yield securities than investment-grade securities.

Leveraged Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Non-Diversified: The Fund is non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent that each security represents a larger portion of the fund’s assets.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer- specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Newfleet Credit Opportunities Fund
(Unaudited)
The following table presents asset allocations within certain sectors and as a percentage of total investments net of securities sold short as of October 31, 2018.
Corporate Bonds		73%
Consumer Discretionary	17
Industrials	11
Energy	9
Materials	8
Health Care	8
Consumer Staples	7
All other Corporate Bonds	13
Leveraged Loans		16%
Exchange-Traded Funds		4%
Common Stocks		3%
Convertible Bonds		2%
Other (includes short-term investments)		2%

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

Newfleet Credit Opportunities Fund (Continued)

Total Returns1 for periods ended 10/31/18

	1 year	Since Inception	Inception Date
Class A Shares at NAV[2]	2.93%	3.01%	6/05/15
Class A Shares at POP[3]	-0.93	1.86	6/05/15
Class C Shares at NAV[2] and with CDSC[4]	2.19	2.24	6/05/15
Class I Shares at NAV	3.14	3.20	6/05/15
Class R6 Shares at NAV	3.24	3.32	6/05/15
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	0.98	4.87[5]	—
Bloomberg Barclays U.S. Aggregate Bond Index	-2.05	1.31[5]	—
50% Bloomberg Barclays U.S. Corporate High-Yield Bond Index/50% Credit Suisse Leveraged Loan Index[7]	2.92	4.85[5]	—
Fund Expense Ratios[6] : A Shares: Gross 1.72%, Net 1.39%; C Shares: Gross 2.34%, Net 2.14%; I Shares: Gross 1.38%, Net 1.14%, R6 Shares: Gross 1.34%, Net 1.11%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions. Total returns are not annualized.

2 “NAV” (Net Asset Value) total returns do not include the effect of any sales charge.

3 “POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.

4 “CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of purchase in which a finder’s fee was paid and all redemptions of Class C shares within the first year are 1% and 0% thereafter.

5 The since inception index return is from the Fund’s inception date.

6 The expense ratios of the Fund are set forth according to the prospectus for the Fund effective February 28, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through February 28, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios reflect fees and expenses associated with the underlying funds.

7 The Fund changed benchmarks during the year to the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index as it provides a better measure for the fund’s performance since it is more closely aligned with the characteristics of the Fund. The Fund is no longer using the composite index of 50% Bloomberg Barclays U.S. Corporate High-Yield Bond Index/ 50% Credit Suisse Leveraged Loan Index.

Growth of $10,000 For period ended 10/31

This chart assumes an initial investment of $10,000 made on June 5, 2015 (inception date of the Fund), for Class A, Class C, Class I, and Class R6 shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

($ are reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—54.7%
Non-Agency—54.7%
United States Treasury Bill
2.156%, 11/8/18	$10,000		$9,996
2.159%, 11/15/18	10,000		9,992
2.182%, 11/29/18	10,000		9,983
2.160%, 12/6/18	10,000		9,979
United States Treasury Inflation Indexed Bonds
0.875%, 2/15/47(1)	3,500		3,279

			43,229

TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $43,567)			43,229

FOREIGN GOVERNMENT SECURITIES(2) —3.4%
Indonesia Treasury Bond
8.250%, 7/15/21	27,950,000	IDR	1,845
7.000%, 5/15/27	14,376,000	IDR	852

TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $3,264)			2,697

	SHARES
COMMON STOCKS—26.7%
Consumer Discretionary—0.9%
Accor SA	1,933		88
Faurecia SA	683		33
HUGO BOSS AG	588		42
Moncler SpA	1,753		61
Nokian Renkaat OYJ	1,276		41
Paddy Power Betfair PLC	784		68
Porsche Automobil Holding SE	1,422		91
ProSiebenSat.1 Media SE	2,163		50
SES SA	3,559		76
Sodexo SA	821		84
Zalando SE 144A(3)(4)	1,347		52

			686

Consumer Staples—0.2%
Beiersdorf AG	913		95
Heineken Holding NV	940		81

			176

Energy—1.6%
BP PLC	44,730		324
Enagas SA	2,105		56
Galp Energia SGPS SA	4,555		79
OMV AG	1,325		74

	SHARES	VALUE
Energy—continued
Royal Dutch Shell PLC	9,973	$318
Snam SpA	20,611	85
Tenaris SA	4,333	65
Total SA	5,146	303

		1,304

Financials—1.3%
Aegon NV	16,648	102
Ageas	1,787	89
ASR Nederland NV	1,365	62
Banco de Sabadell SA	52,220	69
Bank of Ireland Group PLC	8,616	61
Bankia SA	11,083	35
Bankinter SA	5,992	49
Commerzbank AG(4)	9,227	87
EXOR NV	1,052	60
FinecoBank Banca Fineco SpA	3,648	38
Groupe Bruxelles Lambert SA	749	70
Hannover Rueck SE	558	75
Mediobanca Banca di Credito Finanziario SpA	5,889	52
Natixis SA	8,482	50
Raiffeisen Bank International AG	1,258	34
SCOR SE	1,635	76

		1,009

Health Care—0.6%
Eurofins Scientific SE	104	53
Grifols SA	2,737	78
Ipsen SA	339	47
Orpea	441	54
QIAGEN NV(4)	2,143	78
Sartorius AG	318	46
Siemens Healthineers AG 144A(3)(4)	1,478	61
UCB SA	1,174	99

		516

Industrials—6.5%
3M Co.	1,013	193
ACS Actividades de Construccion y Servicios SA	2,548	96
Aeroports de Paris	260	54
Alaska Air Group, Inc.	212	13
Allegion PLC	164	14
Alstom SA	1,487	65
American Airlines Group, Inc.	795	28
AMETEK, Inc.	400	27
AO Smith Corp.	249	11
Arconic, Inc.	1,103	22

	SHARES	VALUE
Industrials—continued
Boeing Co. (The)	1,288	$457
Brenntag AG	1,434	75
Bureau Veritas SA	2,458	56
Caterpillar, Inc.	1,026	124
CH Robinson Worldwide, Inc.	239	21
Cintas Corp.	183	33
Copart, Inc.(4)	401	20
CSX Corp.	1,483	102
Cummins, Inc.	282	39
Deere & Co.	560	76
Delta Air Lines, Inc.	1,194	65
Deutsche Lufthansa AG	2,198	44
Dover Corp.	255	21
Eaton Corp.PLC	748	54
Edenred	2,221	84
Eiffage SA	910	89
Emerson Electric Co.	1,085	74
Equifax, Inc.	208	21
Expeditors International of Washington, Inc.	301	20
Fastenal Co.	495	25
FedEx Corp.	456	100
Flowserve Corp.	226	10
Fluor Corp.	242	11
Fortive Corp.	603	45
Fortune Brands Home & Security, Inc.	246	11
GEA Group AG	1,425	43
General Electric Co.	15,016	152
Getlink SE	4,314	54
Harris Corp.	271	40
Honeywell International, Inc.	1,283	186
Huntington Ingalls Industries, Inc.	98	21
IHS Markit, Ltd.(4)	677	36
Illinois Tool Works, Inc.	579	74
Ingersoll-Rand PLC	423	41
Jacobs Engineering Group, Inc.	245	18
JB Hunt Transport Services, Inc.	188	21
Johnson Controls International PLC	1,598	51
Kansas City Southern	176	18
Kingspan Group PLC	1,430	62
KION Group AG	618	36
L3 Technologies, Inc.	179	34
Leonardo SpA	3,746	41
Masco Corp.	531	16
MTU Aero Engines AG	483	103
Nielsen Holdings PLC	613	16

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

	SHARES	VALUE
Industrials—continued
Norfolk Southern Corp.	483	$ 81
Northrop Grumman Corp.	397	104
OSRAM Licht AG	896	36
PACCAR, Inc.	605	35
Parker Hannifin Corp.	229	35
Pentair PLC	303	12
Prysmian SpA	2,489	48
Quanta Services, Inc.(4)	257	8
Randstad NV	1,103	56
Raytheon Co.	651	114
Republic Services, Inc.	562	41
Resideo Technologies, Inc.(4)	213	5
Rexel SA	2,822	36
Rheinmetall AG	402	35
Robert Half International, Inc.	211	13
Rockwell Automation, Inc.	212	35
Rockwell Collins, Inc.	375	48
Rollins, Inc.	379	22
Roper Industries, Inc.	178	50
Safran SA(5)(6)	246	32
Snap-on, Inc.	97	15
Southwest Airlines Co.	990	49
Stanley Black & Decker, Inc.	264	31
Stericycle, Inc.(4)	148	7
Teleperformance	537	89
TransDigm Group, Inc.(4)	120	40
Union Pacific Corp.	1,277	187
United Continental Holdings, Inc.(4)	471	40
United Parcel Service, Inc. Class B	1,198	128
United Rentals, Inc.(4)	142	17
United Technologies Corp.	1,828	227
Verisk Analytics, Inc.(4)	284	34
Wartsila OYJ Abp	4,218	72
Waste Management, Inc.	740	66
WW Grainger, Inc.	96	27
Xylem, Inc.	310	20

		5,158

Information Technology—0.7%
Adyen NV 144A(3)(4)	116	75
Delivery Hero SE 144A(3)(4)	1,074	43

	SHARES	VALUE
Information Technology—continued
GDS Holdings, Ltd. ADR(4)	4,031	$ 95
Ingenico Group SA	555	39
InterXion Holding NV(4)	1,983	117
Scout24 AG 144A(3)	999	42
Ubisoft Entertainment SA(4)	701	63
United Internet AG	1,161	48

		522

Materials—2.9%
Anglo American PLC	16,256	348
Antofagasta PLC	31,809	319
Arkema SA	666	70
BHP Billiton PLC	16,156	323
Evonik Industries AG	1,388	43
Glencore PLC	81,992	334
K+S AG	1,777	33
LANXESS AG	721	45
Rio Tinto PLC	6,898	335
Smurfit Kappa Group PLC	2,047	67
Solvay SA	681	78
Stora Enso OYJ Class R	5,683	86
Symrise AG	1,133	95
Umicore SA	1,944	91
voestalpine AG	1,036	37

		2,304

Real Estate—10.7%
Activia Properties, Inc.	41	170
Advance Residence Investment Corp.	83	212
AEON REIT Investment Corp.	87	96
American Tower Corp.	1,664	259
Aroundtown SA	6,457	54
Comforia Residential REIT, Inc.	33	79
CoreSite Realty Corp.	2,179	205
CRE Logistics REIT, Inc.	9	8
Crown Castle International Corp.	3,315	360
CyrusOne, Inc.	3,782	201
Daiwa House REIT Investment Corp.	107	234
Daiwa Office Investment Corp.	20	122
Digital Realty Trust, Inc.	3,043	314
Equinix, Inc.	860	326
Frontier Real Estate Investment Corp.	29	111
Fukuoka REIT Corp.	45	68

	SHARES	VALUE
Real Estate—continued
Gecina SA	508	$ 75
Global One Real Estate Investment Corp.	56	56
GLP J-Reit	194	192
Hankyu Reit, Inc.	36	45
Health Care & Medical Investment Corp.	11	11
Heiwa Real Estate REIT, Inc.	54	53
Hoshino Resorts REIT, Inc.	14	66
Hulic Reit, Inc.	62	90
Ichigo Hotel REIT Investment Corp.	14	17
Ichigo Office REIT Investment	70	57
Industrial & Infrastructure Fund Investment Corp.	100	100
Invesco Office REIT, Inc.	511	72
Invincible Investment Corp.	287	119
Japan Excellent, Inc.	77	100
Japan Hotel REIT Investment Corp.	248	176
Japan Logistics Fund, Inc.	58	116
Japan Prime Realty Investment Corp.	55	196
Japan Real Estate Investment Corp.	86	444
Japan Rental Housing Investments, Inc.	97	76
Japan Retail Fund Investment Corp.	162	299
Kenedix Office Investment Corp.	27	167
Kenedix Residential Next Investment Corp.	45	69
Kenedix Retail REIT Corp.	32	68
Klepierre SA	1,973	67
LaSalle Logiport REIT	66	61
LEG Immobilien AG	587	64
Marimo Regional Revitalization REIT, Inc.	7	7
MCUBS MidCity Investment Corp.	97	74
Mirai Corp.	19	30
Mitsubishi Estate Logistics REIT Investment Corp.	8	18
Mitsui Fudosan Logistics Park, Inc.	15	44

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

	SHARES	VALUE
Real Estate—continued
Mori Hills REIT Investment Corp.	92	$ 114
Mori Trust Hotel Reit, Inc.	19	23
Mori Trust Sogo Reit, Inc.	62	88
Nippon Accommodations Fund, Inc.	29	133
Nippon Building Fund, Inc.	83	474
Nippon Healthcare Investment Corp.	4	6
Nippon Prologis REIT, Inc.	115	232
NIPPON REIT Investment Corp.	27	88
Nomura Real Estate Master Fund, Inc.	255	331
One REIT, Inc.	9	20
Ooedo Onsen REIT Investment Corp.	14	11
Orix REIT, Inc.	171	262
Premier Investment Corp.	82	85
Sakura Sogo REIT Investment Corp.	21	16
Samty Residential Investment Corp.	16	13
SBA Communications Corp.(4)	797	129
Sekisui House Reit, Inc.	218	136
Star Asia Investment Corp.	21	20
Starts Proceed Investment Corp.	14	20
Takara Leben Real Estate Investment Corp.	13	10
Tokyu REIT, Inc.	58	82
Tosei Reit Investment Corp.	14	14
United Urban Investment Corp.	190	289
XYMAX REIT Investment Corp.	8	8

		8,452

Telecommunication Services—0.4%
Elisa OYJ	1,398	56
Koninklijke KPN NV	30,774	82
Telecom Italia SpA/ Milano(4)	107,313	63

	SHARES	VALUE
Telecommunication Services—continued
Zayo Group Holdings, Inc.(4)	3,324	$ 99

		300

Utilities—0.9%
EDP - Energias de Portugal SA	23,598	83
Electricite de France SA	4,554	76
Endesa SA	2,938	61
Fortum OYJ	4,060	85
Naturgy Energy Group SA	3,296	81
Red Electrica Corp SA	4,018	83
Rubis SCA	808	42
Suez	3,579	52
Terna Rete Elettrica Nazionale SpA	13,086	68
Uniper SE	1,788	52

		683

TOTAL COMMON STOCKS (Identified Cost $22,846)		21,110

EXCHANGE-TRADED FUNDS — 5.2%
Exchange-Traded Funds — 5.2%
iShares MSCI Emerging Markets Small-Cap ETF(7)	36,876	1,516
SPDR® S&P® Emerging Markets SmallCap ETF(7)	62,327	2,566

		4,082

TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $3,842)		4,082

PURCHASED OPTIONS — 1.4% (See open purchased options schedule) (Identified Cost $1,900)		$1,074

PURCHASED SWAPTIONS — 1.5% (See open purchased swaptions schedule) (Identified Cost $1,160)		1,225

TOTAL LONG TERM INVESTMENTS —92.9%
(Identified Cost $76,579)		73,417

	SHARES	VALUE
SHORT-TERM INVESTMENT—7.1%
Money Market Mutual Fund—7.1%
Dreyfus Government Cash Management - Institutional Shares (Seven-day effective yield 2.05%)(7)	5,620,501	$ 5,621

TOTAL SHORT-TERM INVESTMENT (Identified Cost $5,621)		5,621

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS — 100.0% (Identified Cost $82,200)		79,038

WRITTEN OPTIONS—(1.0)% (See open written options schedule) (Proceeds $884)		(782)

TOTAL INVESTMENTS NET OF WRITTEN OPTIONS — 99.0% (Identified Cost $81,316)		$ 78,256
Other assets and liabilities, net — 1.0%		788

NET ASSETS — 100.0%		$ 79,044

      Footnote Legend:

(1)	Principal amount is adjusted daily pursuant to the change in the Consumer Price Index.
(2)	Par value reported in thousands.
(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities amounted to a value of $273 or 0.3% of net assets.

(4)	Non-income producing.
(5)	Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(6)	Non-tradable security.
(7)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Abbreviations:
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
S&P	Standard & Poor’s
SPDR	Standard & Poor’s Depositary Receipt
Counterparties:
BNP	BNP Paribas
CITI	Citibank
DB	Deutsche Bank AG
GS	Goldman Sachs & Co.
JPM	JPMorgan Chase Bank N.A.
ML	Merrill Lynch
Nomura	Nomura Global Financial Products, Inc.
Soc Gen	Societe Generale
Currencies:
AUD	Australian Dollar
BRL	Brazilian Real
CHF	Swiss Franc
EUR	European Currency Unit
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesia Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
NOK	Norwegian Krone
SAR	Saudi Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar

Country Weightings (Unaudited)†
United States	77%
Japan	8
Indonesia	4
United Kingdom	3
France	2
Germany	2
Netherlands	1
Spain	1
Italy	1
Belgium	1
Total	100%
† % of total investments, net of written options, as of October 31, 2018.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Open purchased option contracts as of October 31, 2018 were as follows:

Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value

Call Options
DJ Euro Stoxx Banks	JPM	1,515	$152	$110.00	11/16/18	$4
Call USD 5,800 versus Put KRW 6,728,000	JPM	58,000	5,800	1,160.00	12/18/18	39
DJ Euro Stoxx Banks	JPM	1,515	152	112.50	12/21/18	17
DJ Euro Stoxx Banks	JPM	1,447	145	100.00	12/21/18	184
S&P 500® Index	JPM	182	18	2,825.00	12/21/18	426
DJ Euro Stoxx Banks	JPM	1,447	145	100.00	01/18/19	238
Call USD 9,000 versus Put SAR 34,380	BNP	90,000	13,000	3.82	02/12/19	9
Put Options
Put USD 5,295 versus Call TRY 20,651	CITI	52,950	5,295	3.90	03/21/19	—	(2)
Put USD 4,400 versus Call BRL 16,500	ML	44,000	4,400	3.75	03/21/19	156
Put USD 2,410 versus Call TRY 9,398	CITI	24,097	2,410	3.90	04/05/19	—	(2)
Put USD 591 versus Call TRY 2,246	CITI	5,909	591	3.80	06/19/19	—	(2)
Put USD 295 versus Call TRY 1,121	CITI	2,950	295	3.80	06/27/19	—	(2)
Put USD 591 versus Call TRY 2,246	CITI	5,913	591	3.80	07/10/19	—	(2)
Put USD 295 versus Call TRY 1,121	CITI	2,954	295	3.80	07/17/19	—	(2)
Put USD 295 versus Call TRY 1,180	CITI	2,950	295	4.00	05/04/20	—	(2)
Put USD 590 versus Call TRY 2,360	CITI	5,900	590	4.00	06/04/20	1

Total						$1,074

Footnote Legend:

(1) Strike price not reported in thousands.

(2) Amount is less than $500.

Open purchased swaption contracts as of October 31, 2018 were as follows:

Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value

Call Swaptions
15-Year USD Interest Rate Swap	DB	750	$18,000	$1.00	02/24/31	$133
Put Swaptions
30-Year USD Interest Rate Swap	GS	19,000	1,900	1.99	04/03/19	3
30-Year USD Interest Rate Swap	GS	19,000	1,900	1.49	04/03/19	—	(2)
30-Year USD Interest Rate Swap	GS	19,000	1,900	1.24	07/03/19	1
30-Year USD Interest Rate Swap	GS	19,000	1,900	2.24	07/03/19	—	(2)
2-Year USD Interest Rate Swap	BNP	233,750	23,375	2.44	09/04/20	43
2-Year USD Interest Rate Swap	BNP	233,750	23,375	3.39	09/04/20	39
12-Year USD Interest Rate Swap	CITI	952,100	95,210	3.70	09/21/20	260
12-Year USD Interest Rate Swap	CITI	476,100	47,610	3.20	09/21/20	(201)
4-Year USD Interest Rate Swap	GS	218,800	21,880	3.56	10/29/20	8
4-Year USD Interest Rate Swap	GS	218,800	21,880	2.63	10/29/20	6
10-Year JPY Interest Rate Swap	GS	22,530,000	2,253(3)	0.98	06/21/28	137
20-Year JPY Interest Rate Swap	GS	8,500,000	850(3)	1.15	10/31/28	(13)
30-Year USD Interest Rate Swap	CITI	1,000	10,000	3.85	07/22/30	532
30-Year USD Interest Rate Swap	CITI	260	2,600	3.85	01/21/31	138
15-Year USD Interest Rate Swap	DB	190	1,900	3.85	02/28/31	100
15-Year USD Interest Rate Swap	Nomura	26,000	2,600	3.85	04/07/31	28
15-Year USD Interest Rate Swap	GS	15,000	1,500	3.85	08/18/31	26
30-Year USD Interest Rate Swap	GS	74,000	7,400	3.85	05/31/33	58
30-Year USD Interest Rate Swap	GS	54,000	5,400	1.00	05/31/33	(36)
15-Year USD Interest Rate Swap	CITI	43,210	4,321	2.00	08/31/33	(37)

Total						$1,225

Footnote Legend:

(1) Strike price not reported in thousands.

(2) Amount is less than $500.

(3) Reported in Japanese Yen in thousands.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Open written option contracts as of October 31, 2018 were as follows:

Description of Options	Counterparty	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value

Call Options
DJ Euro Stoxx Banks	JPM	(1,515)	$174	$115.00	11/16/18	$(4)
S&P 500® Index	JPM	(182)	519	2,850.00	12/21/18	(290)
DJ Euro Stoxx Banks	JPM	(1,447)	148	102.50	12/21/18	(119)
DJ Euro Stoxx Banks	JPM	(1,515)	178	117.50	12/21/18	(9)
DJ Euro Stoxx Banks	JPM	(1,447)	148	102.50	01/18/19	(164)
Put Options
S&P 500® Index	JPM	(8)	22	2,690.00	12/21/18	(51)
DJ Euro Stoxx Banks	JPM	(181)	18	97.50	12/21/18	(41)
DJ Euro Stoxx Banks	JPM	(181)	18	97.50	01/18/19	(49)
Put USD 4,400 versus Call BRL 15,620	ML	(44,000)	4,400	3.55	03/21/19	(55)

Total						$(782)

Footnote Legend:

(1) Strike price not reported in thousands.

Futures contracts as of October 31, 2018 were as follows:

Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation (Depreciation)
E-Mini Financial Future	December 2018	21	$1,697	$(116)
Euro Stoxx 50 Future	December 2018	(89)	3,220	134
NASDAQ 100 E-Mini Future	December 2018	(6)	837	60
Russell 2000® Mini Index Future	December 2018	11	832	— (1)
S&P 500 E-Mini Future	December 2018	(36)	4,880	335
U.S. Ultra Bond Future	December 2018	(34)	5,073	301
Total				$714

Footnote Legend:

(1) Amount is less than $500.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Forward foreign currency exchange contracts as of October 31, 2018 were as follows:

Currency Purchased	Currency Amount Purchased(1)	Currency Sold	Currency Amount Sold(1)	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

AUD*	3,723	USD	2,742	JPM	11/14/18	$ —	$(105)
AUD*	3,080	USD	2,213	GS	11/14/18	—	(32)
AUD*	1,534	USD	1,101	GS	11/14/18	—	(14)
AUD*	1,517	USD	1,090	GS	11/14/18	—	(15)
CHF*	1,028	USD	1,036	BNP	1/16/19	—	(7)
CHF*	809	USD	816	BNP	1/16/19	—	(5)
CHF*	809	USD	816	BNP	1/16/19	—	(5)
CHF*	771	USD	777	BNP	1/16/19	—	(5)
CHF*	694	USD	699	BNP	1/16/19	—	(5)
CHF*	457	USD	460	BNP	1/16/19	—	(3)
EUR*	2,200	USD	2,534	JPM	11/14/18	—	(39)
EUR*	1,476	USD	1,700	CITI	11/14/18	—	(26)
EUR*	541	USD	617	BNP	11/14/18	—	(4)
EUR*	358	USD	414	JPM	11/14/18	—	(9)
GBP*	1,475	USD	1,905	BNP	11/14/18	—	(18)
INR*	198,863	USD	2,847	BNP	11/28/18	—	(167)
INR*	9,388	USD	129	GS	11/28/18	—	(3)
INR*	83,020	USD	1,187	CITI	12/19/18	—	(71)
JPY*	284,348	USD	2,564	GS	11/14/18	—	(42)
JPY*	142,943	USD	1,289	GS	12/19/18	—	(17)
JPY*	142,655	USD	1,287	CITI	12/19/18	—	(17)
KRW*	2,975,056	USD	2,630	GS	12/19/18	—	(15)
NOK*	4,923	USD	602	CITI	1/16/19	—	(16)
NOK*	4,479	USD	548	CITI	1/16/19	—	(14)
NOK*	3,597	USD	441	CITI	1/16/19	—	(13)
NOK*	3,597	USD	440	CITI	1/16/19	—	(12)
NOK*	3,581	USD	438	CITI	1/16/19	—	(12)
NOK*	3,580	USD	438	CITI	1/16/19	—	(12)
NOK*	3,544	USD	434	CITI	1/16/19	—	(11)
NOK*	3,375	USD	413	CITI	1/16/19	—	(11)
NOK*	3,036	USD	371	CITI	1/16/19	—	(10)
SEK*	38,250	USD	4,262	Soc Gen	1/16/19	—	(49)
SEK*	3,000	USD	341	GS	1/16/19	—	(11)
TWD*	95,072	USD	3,131	JPM	11/28/18	—	(53)
TWD*	35,988	USD	1,187	JPM	12/19/18	—	(20)
USD*	4,404	AUD	6,062	JPM	11/14/18	110	—
USD*	2,742	AUD	3,774	JPM	11/14/18	69	—
USD*	2,534	AUD	3,467	JPM	11/14/18	79	—
USD*	4,262	CHF	4,125	Soc Gen	1/16/19	132	—
USD*	341	CHF	330	GS	1/16/19	11	—
USD*	5,956	EUR	5,197	GS	11/14/18	63	—
USD*	2,564	EUR	2,200	GS	11/14/18	70	—
USD*	1,700	EUR	1,492	CITI	11/14/18	8	—
USD*	636	EUR	557	BNP	11/14/18	4	—
USD*	480	EUR	408	GS	11/14/18	17	—
USD*	424	EUR	370	CITI	11/14/18	5	—
USD*	297	EUR	256	CITI	11/14/18	6	—
USD*	201	EUR	171	BNP	11/14/18	7	—
USD*	1,036	EUR	896	BNP	1/16/19	13	—
USD*	816	EUR	707	BNP	1/16/19	9	—
USD*	816	EUR	707	BNP	1/16/19	9	—
USD*	777	EUR	672	BNP	1/16/19	10	—
USD*	699	EUR	605	BNP	1/16/19	8	—
USD*	602	EUR	518	CITI	1/16/19	12	—
USD*	548	EUR	472	CITI	1/16/19	10	—
USD*	460	EUR	398	BNP	1/16/19	6	—
USD*	441	EUR	379	CITI	1/16/19	8	—
USD*	440	EUR	379	CITI	1/16/19	7	—

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Currency Purchased	Currency Amount Purchased(1)	Currency Sold	Currency Amount Sold(1)	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD*	438	EUR	377	CITI	1/16/19	$ 8	$ —
USD*	438	EUR	377	CITI	1/16/19	7	—
USD*	434	EUR	373	CITI	1/16/19	7	—
USD*	413	EUR	355	CITI	1/16/19	8	—
USD*	371	EUR	320	CITI	1/16/19	7	—
USD*	1,957	GBP	1,515	BNP	11/14/18	19	—
USD*	1,250	GBP	975	JPM	11/14/18	3	—
USD*	656	GBP	500	BNP	11/14/18	17	—
USD*	2,977	INR	217,961	CITI	11/28/18	39	—
USD*	1,187	INR	87,208	CITI	12/19/18	15	—
USD*	6,549	JPY	721,200	GS	11/14/18	151	—
USD*	2,630	KRW	2,940,735	BNP	12/19/18	45	—
USD*	3,495	SGD	4,786	ML	12/19/18	36	—
USD*	1,289	SGD	1,778	GS	12/19/18	5	—
USD*	1,287	SGD	1,778	CITI	12/19/18	2	—
USD*	2,847	TWD	86,377	BNP	11/28/18	50	—
USD*	1,510	TWD	45,810	BNP	11/28/18	27	—
USD*	284	TWD	8,713	JPM	11/28/18	2	—
USD*	1,510	TWD	46,150	BNP	12/19/18	13	—
USD*	1,510	TWD	46,206	JPM	12/19/18	11	—
USD*	1,187	TWD	36,283	BNP	12/19/18	10	—

Total						$1,155	$(868)

Footnote Legend:

(1) Reported in thousands.

*	Non deliverable forward. See Note 3B in the Notes to Financial Statements.

Centrally cleared credit default swap-buy protection(1) outstanding as of October 31, 2018 was as follows:

Reference Entity	Payment Frequency	Counterparty	Fixed Pay Rate	Expiration Date	Notional Amount(2)		Value	Premiums Paid	Unrealized Appreciation	Unrealized (Depreciation)
CDX North American High
Yield Index	QTR	JPM	1%	12/20/23	17,170	USD	$(273)	$(320)	$47	$—
iTRAXX Europe S29	QTR	JPM	1%	12/20/23	14,650	EUR	(236)	(279)	43	—
Total							$(509)	$(599)	$90	$—

(1)If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Centrally cleared inflation swaps outstanding as of October 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)

1.995%(a)	3-Month-USCPI	TERM	JPM	6/27/27	7,200	USD	$183	$ —	$ 183	$ —
1.530%(a)	1-Month-HICPXT	TERM	JPM	5/15/23	7,200	EUR	(3)	—	—	(3)
2.281%(a)	1-Month-USCPI	TERM	JPM	10/31/28	4,300	USD	(5)	—	—	(5)
1.475%(a)	1-Month-HICPXT	TERM	JPM	5/15/23	1,900	EUR	5	—	5	—
1.485%(a)	1-Month-HICPXT	TERM	JPM	5/15/23	1,900	EUR	4	—	4	—
1.510%(a)	1-Month-HICPXT	TERM	JPM	5/15/23	1,900	EUR	2	—	2	—
1.520%(a)	1-Month-HICPXT	TERM	JPM	5/15/23	1,900	EUR	1	—	1	—

Total							$187	$ —	$195	$ (8)

Footnote Legend:

(a)   Fund pays the fixed rate and receives the floating rate.

Over-the-counter inflation swaps outstanding as of October 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)

2.115%(a)	3-Month-USCPI	TERM	DB	5/18/27	2,500	USD	$ 30	$ —	$ 30	$ —
3.535%(b)	2-Month-UKRPI	TERM	CITI	2/16/27	16,000	GBP	(36)	—	—	(36)

Total							$ (6)	$ —	$ 30	$(36)

Footnote Legend:

(a)   Fund pays the fixed rate and receives the floating rate.

(b)   Fund pays the floating rate and receives the fixed rate.

Centrally cleared interest rate swaps outstanding as of October 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)

2.910%(a)	3-Month LIBOR	QTR	JPM	9/18/24	19,250	USD	$(251)	(4)	$ —	$(247)
3.035%(a)	3-Month LIBOR	QTR	JPM	9/18/24	19,226	USD	(142)	—	—	(142)
3.150%(b)	3-Month LIBOR	Semi	JPM	6/17/25	9,800	USD	21	22	—	(1)
3.162%(b)	3-Month LIBOR	Semi	JPM	12/16/25	9,500	USD	16	—	16	—
3.052%(b)	3-Month LIBOR	Semi	JPM	3/20/49	4,500	USD	223	—	223	—
3.027%(b)	3-Month LIBOR	Semi	JPM	9/18/49	4,360	USD	239	—	239	—
1.720%(b)	6-Month LIBOR	Semi	JPM	7/05/47	4,000	GBP	14	—	14	—
1.765%(b)	6-Month LIBOR	Semi	JPM	10/06/47	3,865	GBP	(14)	—	—	(14)
1.892%(b)	6-Month EURIBOR	TERM	JPM	3/16/48	3,200	EUR	(37)	—	—	(37)
1.519%(b)	6-Month LIBOR	Semi	JPM	1/14/48	1,850	GBP	56	—	56	—
1.803%(b)	6-Month LIBOR	Semi	JPM	7/05/47	1,570	GBP	(13)	—	—	(13)
1.643%(b)	6-Month LIBOR	Semi	JPM	6/29/47	458	GBP	7	—	7	—

Total							$ 119	$ 18	$555	$(454)

Footnote Legend:

(a)   Fund pays the floating rate and receives the fixed rate.

(b)   Fund pays the fixed rate and receives the floating rate.

Abbreviation:

TERM         Payment Frequency at Termination

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Over-the-counter interest rate swaps outstanding as of October 31, 2018 were as follows:

Fixed Rate	Floating Rate	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
2.050%(a)	3-Month KWCDC	QTR	JPM	9/18/21	6,809,257	KRW	$ 11	$—	$ 11	$ —
2.388%(a)	3-Month KWCDC	QTR	GS	3/20/21	5,525,993	KRW	45	—	45	—
2.425%(a)	3-Month KWCDC	QTR	BNP	3/20/21	3,418,467	KRW	30	—	30	—
2.050%(a)	3-Month KWCDC	QTR	JPM	9/18/21	3,375,390	KRW	6	—	6	—
2.055%(a)	3-Month KWCDC	QTR	JPM	9/18/21	3,363,505	KRW	6	—	6	—
2.055%(a)	3-Month KWCDC	QTR	JPM	9/18/21	3,129,124	KRW	5	—	5	—
2.255%(a)	3-Month KWCDC	QTR	DB	3/20/21	2,925,135	KRW	17	—	17	—
2.025%(a)	3-Month KWCDC	QTR	JPM	9/18/21	2,744,615	KRW	3	—	3	—
2.415%(a)	3-Month KWCDC	QTR	GS	3/20/21	2,661,613	KRW	23	—	23	—
2.415%(a)	3-Month KWCDC	QTR	GS	3/20/21	2,661,613	KRW	23	—	23	—
2.188%(a)	3-Month KWCDC	QTR	GS	9/18/21	2,043,600	KRW	8	—	8	—
2.170%(a)	3-Month KWCDC	QTR	JPM	9/18/21	2,043,600	KRW	8	—	8	—
2.120%(a)	3-Month KWCDC	QTR	JPM	3/19/21	2,030,600	KRW	7	—	7	—
2.100%(a)	3-Month KWCDC	QTR	JPM	3/20/21	1,689,800	KRW	5	—	5	—
2.087%(a)	3-Month KWCDC	QTR	JPM	3/19/21	1,689,800	KRW	5	—	5	—
2.210%(b)	3-Month KWCDC	QTR	JPM	9/18/29	1,499,974	KRW	(11)	—	—	(11)
2.533%(b)	3-Month KWCDC	QTR	GS	3/20/29	1,175,982	KRW	(40)	—	—	(40)
2.075%(a)	3-Month KWCDC	QTR	GS	9/18/21	999,184	KRW	2	—	2	—
2.563%(b)	3-Month KWCDC	QTR	BNP	3/20/29	876,579	KRW	(32)	—	—	(32)
2.070%(a)	3-Month KWCDC	QTR	CITI	9/18/21	874,286	KRW	2	—	2	—
2.095%(a)	3-Month KWCDC	QTR	GS	3/19/21	844,900	KRW	3	—	3	—
2.090%(a)	3-Month KWCDC	QTR	JPM	3/20/21	844,900	KRW	2	—	2	—
2.165%(a)	3-Month KWCDC	QTR	GS	9/18/21	817,440	KRW	3	—	3	—
2.210%(b)	3-Month KWCDC	QTR	JPM	9/18/29	750,843	KRW	(6)	—	—	(6)
2.215%(b)	3-Month KWCDC	QTR	JPM	9/18/29	708,021	KRW	(6)	—	—	(6)
2.215%(b)	3-Month KWCDC	QTR	JPM	9/18/29	683,632	KRW	(5)	—	—	(5)
2.403%(b)	3-Month KWCDC	QTR	DB	3/20/29	598,398	KRW	(15)	—	—	(15)
2.180%(b)	3-Month KWCDC	QTR	JPM	9/18/29	597,300	KRW	(3)	—	—	(3)
2.560%(b)	3-Month KWCDC	QTR	GS	3/20/29	561,785	KRW	(21)	—	—	(21)
2.560%(b)	3-Month KWCDC	QTR	GS	3/20/29	561,785	KRW	(21)	—	—	(21)
2.330%(b)	3-Month KWCDC	QTR	JPM	9/18/29	446,472	KRW	(8)	—	—	(8)
2.347%(b)	3-Month KWCDC	QTR	GS	9/18/29	446,472	KRW	(8)	—	—	(8)
2.280%(b)	3-Month KWCDC	QTR	JPM	3/20/29	429,000	KRW	(6)	—	—	(6)
2.248%(b)	3-Month KWCDC	QTR	JPM	3/20/29	357,000	KRW	(4)	—	—	(4)
2.260%(b)	3-Month KWCDC	QTR	JPM	3/20/29	357,000	KRW	(5)	—	—	(5)
2.235%(b)	3-Month KWCDC	QTR	GS	9/18/29	220,105	KRW	(2)	—	—	(2)
2.230%(b)	3-Month KWCDC	QTR	CITI	9/18/29	192,592	KRW	(2)	—	—	(2)
2.325%(b)	3-Month KWCDC	QTR	GS	9/18/29	178,589	KRW	(3)	—	—	(3)
2.250%(b)	3-Month KWCDC	QTR	JPM	3/20/29	178,500	KRW	(2)	—	—	(2)
2.255%(b)	3-Month KWCDC	QTR	GS	3/20/29	178,500	KRW	(2)	—	—	(2)
8.820%(a)	Brazil CDI	TERM	GS	1/04/21	10,395	BRL	101	—	101	—
Total							$113	$—	$315	$(202)

Footnote Legend:

(a)   Fund pays the floating rate and receives the fixed rate.

(b)   Fund pays the fixed rate and receives the floating rate.

Abbreviation:

TERM Payment Frequency at Termination
3-Month KWCDC KWCDC 3-Month Certificate of Deposit Rate

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

Over-the-counter variance swaps outstanding as of October 31, 2018 were as follows:

Reference Entity	Strike Price	Payment Frequency	Counterparty	Expiration Date	Notional Amount		Value	Premiums Paid (Received)	Unrealized Appreciation	Unrealized (Depreciation)
Nikkei 225 Stock Market Index(a)	$19.85	TERM	BNP	12/14/18	3,190	JPY	$ (68)	$—	$—	$(68)
Hang Seng China Enterprises Index(b)	25.45	TERM	BNP	12/28/18	134	HKD	(79)	—	—	(79)
Hang Seng China Enterprises Index(b)	27.95	TERM	Soc Gen	12/28/18	105	HKD	(94)	—	—	(94)
Hang Seng China Enterprises Index(b)	28.05	TERM	Soc Gen	12/28/18	105	HKD	(94)	—	—	(94)
Hang Seng China Enterprises Index(b)	27.85	TERM	Soc Gen	12/28/18	105	HKD	(92)	—	—	(92)
Hang Seng China Enterprises Index(b)	27.90	TERM	Soc Gen	12/28/18	70	HKD	(62)	—	—	(62)
Hang Seng China Enterprises Index(b)	25.15	TERM	BNP	12/28/18	63	HKD	(36)	—	—	(36)
Hang Seng China Enterprises Index(b)	25.00	TERM	Soc Gen	12/28/18	50	HKD	(28)	—	—	(28)
S&P 500® Composite Stock Price Index(a)	21.00	TERM	ML	12/17/21	44	USD	(8)	—	—	(8)
Hang Seng China Enterprises Index(b)	26.05	TERM	Soc Gen	12/28/18	42	HKD	(29)	—	—	(29)
Hang Seng China Enterprises Index(b)	27.60	TERM	Soc Gen	12/28/18	35	HKD	(30)	—	—	(30)
Hang Seng China Enterprises Index(b)	27.90	TERM	Soc Gen	12/28/18	35	HKD	(31)	—	—	(31)
Hang Seng China Enterprises Index(b)	28.05	TERM	Soc Gen	12/28/18	35	HKD	(32)	—	—	(32)
Hang Seng China Enterprises Index(b)	28.15	TERM	Soc Gen	12/28/18	35	HKD	(32)	—	—	(32)
S&P 500® Composite Stock Price Index(a)	17.15	TERM	BNP	12/21/18	29	USD	79	—	79	—
S&P 500® Composite Stock Price Index(a)	18.05	TERM	BNP	12/21/18	17	USD	70	—	70	—
S&P 500® Composite Stock Price Index(a)	21.00	TERM	ML	12/20/19	16	USD	3	—	3	—
S&P 500® Composite Stock Price Index(a)	19.30	TERM	Soc Gen	12/21/18	14	USD	73	—	73	—
S&P 500® Composite Stock Price Index(a)	19.20	TERM	Soc Gen	12/21/18	14	USD	72	—	72	—
S&P 500® Composite Stock Price Index(a)	19.20	TERM	Soc Gen	12/21/18	14	USD	72	—	72	—
Hang Seng China Enterprises Index(b)	26.65	TERM	Soc Gen	12/30/19	10	HKD	(3)	—	—	(3)
Hang Seng China Enterprises Index(b)	27.10	TERM	JPM	12/30/19	10	HKD	(5)	—	—	(5)
S&P 500® Composite Stock Price Index(a)	19.10	TERM	Soc Gen	12/21/18	9	USD	47	—	47	—
S&P 500® Composite Stock Price Index(a)	17.75	TERM	BNP	12/21/18	8	USD	31	—	31	—
S&P 500® Composite Stock Price Index(a)	18.10	TERM	Soc Gen	12/21/18	6	USD	28	—	28	—
S&P 500® Composite Stock Price Index(a)	18.30	TERM	Soc Gen	12/21/18	5	USD	25	—	25	—
S&P 500® Composite Stock Price Index(a)	19.35	TERM	Soc Gen	12/21/18	5	USD	25	—	25	—
S&P 500® Composite Stock Price Index(a)	19.25	TERM	Soc Gen	12/21/18	5	USD	24	—	24	—
S&P 500® Composite Stock Price Index(a)	19.10	TERM	Soc Gen	12/21/18	5	USD	24	—	24	—
S&P 500® Composite Stock Price Index(a)	19.10	TERM	Soc Gen	12/21/18	5	USD	24	—	24	—
S&P 500® Composite Stock Price Index(a)	20.10	TERM	JPM	12/20/19	1	USD	2	—	2	—
S&P 500® Composite Stock Price Index(a)	19.65	TERM	Soc Gen	12/20/19	1	USD	1	—	1	—
Total							$(123)	$—	$600	$(723)

Footnote Legend:

(a) Fund pays the variance payment and receives the fixed strike price.

(b) Fund pays the fixed strike price and receives the variance payment.

Abbreviation:

TERM         Payment Frequency at Termination

See Notes to Financial Statements.

VIRTUS AVIVA MULTI-STRATEGY TARGET RETURN FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2018

($ are reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2018 (See Security Valuation Note 2 in the Notes to Financial Statements):

	Total Value at October 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
U.S. Government Securities	$43,229	$ —	$43,229
Foreign Government Securities	2,697	—	2,697
Equity Securities:
Common Stocks	21,110	21,078	32
Exchange-Traded Funds	4,082	4,082	—
Short-Term Investment	5,621	5,621	—
Other Financial Instruments:
Purchased Options	1,074	869	205
Purchased Swaptions	1,512	—	1,512
Futures Contracts	830	830	—
Foreign Currency Exchange Contracts	1,155	—	1,155
Centrally Cleared Inflation Swaps	195	—	195
Over-the-Counter Inflation Swaps	30	—	30
Centrally Cleared Interest Rate Swaps	576	—	576
Over-the-Counter Interest Rate Swaps	315	—	315
Over-the-Counter Variance Swaps	600	—	600

Total Assets	83,026	32,480	50,546

Liabilities:
Other Financial Instruments:
Purchased Swaptions	(287)	—	(287)
Written Options	(782)	(727)	(55)
Futures Contracts	(116)	(116)	—
Foreign Currency Exchange Contracts	(868)	—	(868)
Centrally Cleared Inflation Swaps	(8)	—	(8)
Over-the-Counter Inflation Swaps	(36)	—	(36)
Centrally Cleared Credit Default Swaps	(509)	—	(509)
Centrally Cleared Interest Rate Swaps	(457)	—	(457)
Over-the-Counter Interest Rate Swaps	(202)	—	(202)
Over-the-Counter Variance Swaps	(723)	—	(723)

Total Liabilities	$(3,988)	$ (843)	$(3,145)

There were no securities valued using significant unobservable inputs (Level 3) at October 31, 2018.

There were no transfers into or out of Level 3 related to securities held as of October 31, 2018.

See Notes to Financial Statements.

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

($ are reported in thousands)

	SHARES	VALUE
MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES—95.1%
Diversified—25.6%
Energy Transfer LP	25,700	$399
Enterprise Products
Partners LP	8,500	228
Kinder Morgan, Inc.	15,000	255
MPLX LP	4,671	157
ONEOK, Inc.	3,600	236
Pembina Pipeline Corp.	3,700	120

		1,395

Downstream/Other—10.5%
Cheniere Energy, Inc.(1)	5,062	306
Delek US Holdings, Inc.	2,100	77
Marathon Petroleum Corp.	2,300	162
Tellurian, Inc.(1)	3,500	28

		573

Electric, LDC & Power—2.8%
NextEra Energy Partners LP	3,400	155

Gathering/Processing—21.3%
Antero Midstream GP LP	12,555	202
CNX Midstream Partners LP	3,000	55
EnLink Midstream LLC	11,000	143
EQT GP Holdings LP	3,700	58
Hess Midstream Partners LP	4,500	101
Noble Midstream Partners LP	2,700	92
Targa Resources Corp.	8,800	455
Western Gas Equity Partners LP	2,000	58

		1,164

Marine Shipping—6.6%
Gaslog Partners LP	6,000	149
Golar LNG Ltd.	7,800	209

		358

Natural Gas Pipelines—14.1%
Tallgrass Energy GP LP	12,100	263
TransCanada Corp.	4,300	162
Williams Cos, Inc. (The)	14,000	341

		766

	SHARES	VALUE
Petroleum Transportation & Storage—9.1%
Phillips 66 Partners LP	2,000	$98
Plains GP Holdings LP Class A	11,634	249
SemGroup Corp. Class A	3,700	68
Shell Midstream Partners LP	4,000	82

		497

Upstream—5.1%
Anadarko Petroleum Corp.	1,900	101
Devon Energy Corp.	2,300	74
EQT Corp.	3,000	102

		277
TOTAL MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES
(Identified Cost $5,279)		5,185
EXCHANGE-TRADED FUND—3.4%
Exchange-Traded Fund—3.4%
JPMorgan Alerian
MLP Index ETN(2)	7,400	185
TOTAL EXCHANGE-TRADED FUND
(Identified Cost $210)		185
TOTAL LONG TERM INVESTMENTS — 98.5%
(Identified Cost $5,489)		5,370
TOTAL INVESTMENTS — 98.5%
(Identified Cost $5,489)		$5,370
Other assets and liabilities, net — 1.5%		83

NET ASSETS — 100.0%		$5,453

Footnote Legend: (1) Non-income producing. (2) Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Abbreviations:
ETN	Exchange-Traded Note
LLC	Limited Liability Company
LP	Limited Partnership
MLP	Master Limited Partnership

Country Weightings (Unaudited)†
United States	88%
Canada	5
Bermuda	4
Monaco	3
Total	100%

Ownership Structure (Unaudited)†,††
Major Midstream Companies	28%
Midstream MLP	25
Embedded General Partner	22
MLP Affiliate & Other	12
Pure Play General Partner	6
Foreign LP	3
Cash & Other	4
Total	100%

† % of total investments, as of October 31, 2018.

See Notes to Financial Statements.

VIRTUS DUFF & PHELPS SELECT MLP AND ENERGY FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2018

($ are reported in thousands)

†† Midstream MLPs are publicly traded limited partnerships and limited liability companies that are treated as partnerships for federal income tax purposes and operate and own assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas, natural gas liquids, crude oil, and refined products.

Foreign LPs are offshore entities organized as partnerships or limited liability companies but elect to be treated as corporations for U.S. federal income tax purposes.

MLP Affiliates & Other consist of iShares/LLCs and Yieldcos. iShares/LLCs are limited liability companies which hold investments in limited partner interests and issue distributions in the form of additional shares, also known as paid-in-kind (PIK) distributions. Yieldcos are entities structured similar to an MLP but without possession of assets that would qualify for pass-through tax treatment and thus are not treated as partnerships for federal income tax purposes.

Pure-Play General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with either direct economic incentive distribution rights to an underlying MLP or direct ownership in an affiliated general partner entity.

Embedded General Partners are general partners of MLPs structured as C-corporations for federal income tax purposes with ownership in other assets beyond sole economic interests in an MLP.

Major Midstream Companies are entities that own and operate assets used in transporting, storing, gathering, processing, treating, or marketing of natural gas liquids, crude oil and refined products and structured as C-corporations for federal income tax purposes.

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2018 (See Security Valuation Note 1A in the Notes to Financial Statements):

	Total Value at October 31, 2018	Level 1 Quoted Prices
Assets:
Equity Securities:
Master Limited Partnerships and Related Companies	$5,185	$5,185
Exchange-Traded Fund	185	185

Total Assets	$5,370	$5,370

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at October 31, 2018.

There were no transfers into or out of Level 3 related to securities held as of October 31, 2018.

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2018

($ are reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL BONDS—0.5%
Puerto Rico—0.5%
Puerto Rico Sales Tax Financing Corp. 6.000%, 8/1/32(1)	$500	$401

TOTAL MUNICIPAL BONDS
(Identified Cost $205)		401

CORPORATE BONDS—69.0%
Communication Services—11.9%
Altice France SA/ France 144A 7.375%, 5/1/26(2)	250	240
Cequel Communications Holdings I LLC / Cequel Capital Corp. 144A 7.500%, 4/1/28(2)	425	440
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(2)	500	450
Clear Channel Worldwide Holdings, Inc. 7.625%, 3/15/20	2,500	2,497
Frontier Communications Corp. 7.625%, 4/15/24	385	231
iHeart Communications, Inc. 9.000%, 12/15/19(1)	2,000	1,440
Lee Enterprises, Inc. 144A 9.500%, 3/15/22(2)	1,500	1,547
Level 3 Financing, Inc. 5.375%, 1/15/24	750	742
Live Nation Entertainment, Inc. 144A 5.625%, 3/15/26(2)	455	455
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 144A 7.875%, 5/15/24(2)	1,005	856
Meredith Corp. 144A 6.875%, 2/1/26(2)	945	945
Zayo Group LLC / Zayo Capital, Inc. 144A 5.750%, 1/15/27(2)	500	490

		10,333

	PAR VALUE	VALUE
Consumer Discretionary—6.7%
American Greetings Corp. 144A 8.750%, 4/15/25(2)	$500	$470
Boyne USA, Inc. 144A 7.250%, 5/1/25(2)	300	313
Downstream Development Authority of the Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(2)	205	209
frontdoor, Inc. 144A 6.750%, 8/15/26(2)	420	428
Gateway Casinos & Entertainment, Ltd. 144A 8.250%, 3/1/24(2)	500	525
Graham Holdings Co. 144A 5.750%, 6/1/26(2)	550	554
Laureate Education, Inc. 144A 8.250%, 5/1/25(2)	505	542
MGM Resorts International 5.750%, 6/15/25	465	453
Neiman Marcus Group, Ltd. LLC 144A 8.000%, 10/15/21(2)	1,530	918
PulteGroup, Inc. 6.375%, 5/15/33	500	464
Under Armour, Inc. 3.250%, 6/15/26	515	453
Vista Outdoor, Inc. 5.875%, 10/1/23	500	480

		5,809

Consumer Staples—6.0%
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(2)	490	503
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(2)	1,250	1,094
Matterhorn Merger Sub LLC / Matterhorn Finance Sub, Inc. 144A 8.500%, 6/1/26(2)	295	271
Post Holdings, Inc. 144A 5.000%, 8/15/26(2)	710	655

	PAR VALUE	VALUE
Consumer Staples 6.0%—continued
Prestige Brands, Inc. 144A 6.375%, 3/1/24(2)	$1,000	$988
Revlon Consumer Products Corp. 6.250%, 8/1/24	500	284
Safeway, Inc. 7.250%, 2/1/31	1,385	1,368

		5,163

Energy—8.3%
Bristow Group, Inc. 144A 8.750%, 3/1/23(2)	400	377
Callon Petroleum Co. 6.125%, 10/1/24	530	517
Chesapeake Energy Corp. 8.000%, 6/15/27	500	497
Citgo Holding, Inc. 144A 10.750%, 2/15/20(2)	1,859	1,933
CSI Compressco LP / CSI Compressco Finance, Inc. 7.250%, 8/15/22	1,000	930
EP Energy LLC / Everest Acquisition Finance, Inc. 144A 8.000%, 11/29/24(2)	560	540
7.750%, 5/15/26(2)	225	224
Nabors Industries, Inc. 5.750%, 2/1/25	500	461
Sanchez Energy Corp. 144A 7.250%, 2/15/23(2)	360	329
Tapstone Energy LLC / Tapstone Energy Finance Corp. 144A 9.750%, 6/1/22(2)	450	398
USA Compression Partners LP / USA Compression Finance Corp. 144A 6.875%, 4/1/26(2)	435	443
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. 144A 8.750%, 4/15/23(2)	220	205
Weatherford International, Ltd. 9.875%, 2/15/24	415	322

		7,176

Financials—4.5%
4finance SA 144A 10.750%, 5/1/22(2)	1,300	1,272

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

	PAR VALUE	VALUE
Financials—continued
Acrisure LLC / Acrisure Finance, Inc. 144A 7.000%, 11/15/25(2)	$750	$669
Navient Corp. 7.250%, 9/25/23	250	260
Springleaf Finance Corp. 6.875%, 3/15/25	500	479
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 144A 6.750%, 6/1/25(2)	1,235	1,176

		3,856

Health Care—7.8%
Avantor, Inc. 144A 9.000%, 10/1/25(2)	1,500	1,515
DJO Finance LLC / DJO Finance Corp. 144A 8.125%, 6/15/21(2)	1,250	1,259
Eagle Holding Co. II LLC. PIK Capital-ization, 7.625% Interest or 8.375% Capitalization 144A 7.625%, 5/15/22(2)	690	693
HLF Financing Sarl LLC / Herbalife International, Inc. 144A 7.250%, 8/15/26(2)	445	451
One Call Corp. 144A 10.000%, 10/1/24(2)	260	208
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA 144A 6.625%, 5/15/22(2)	500	477
Tenet Healthcare Corp. 7.000%, 8/1/25	680	667
Valeant Pharmaceuticals International 144A 8.500%, 1/31/27(2)	775	789
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(2)	770	722

		6,781

Industrials—9.9%
Bombardier, Inc. 144A 6.125%, 1/15/23(2)	660	652

	PAR VALUE	VALUE
Industrials—continued
Compass Group Diversified Holdings LLC 144A 8.000%, 5/1/26(2)	$835	$852
Garda World Security Corp. 144A 8.750%, 5/15/25(2)	1,035	973
Global Ship Lease, Inc. 144A 9.875%, 11/15/22(2)	250	238
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(2)	500	440
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(2)	910	951
6.250%, 3/15/26(2)	360	351
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 144A 7.750%, 4/15/26(2)	650	541
Topaz Marine SA 144A 9.125%, 7/26/22(2)	1,250	1,289
TransDigm, Inc. 6.500%, 7/15/24	1,000	1,011
Vertiv Group Corp. 144A 9.250%, 10/15/24(2)	500	497
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(2)	749	803

		8,598

Information Technology—4.5%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(2)	535	517
CDK Global, Inc. 5.875%, 6/15/26	345	347
Citrix Systems, Inc. 4.500%, 12/1/27	250	237
Diebold Nixdorf, Inc. 8.500%, 4/15/24	650	403
Exela Intermediate LLC / Exela Finance, Inc. 144A 10.000%, 7/15/23(2)	500	520
First Data Corp. 144A 5.750%, 1/15/24(2)	500	503
Infor US, Inc. 6.500%, 5/15/22	925	923
VeriSign, Inc. 4.750%, 7/15/27	450	424

		3,874

	PAR VALUE	VALUE
Materials—7.8%
Alpha 2 BV PIK Capitalization, 8.750% Interest or 9.50% Capitalization 144A 8.750%, 6/1/23(2)	$675	$673
ARD Securities Finance SARL PIK Capitalization, 8.750% Interest and Capitalization 144A 8.750%, 1/31/23(2)	701	673
BWAY Holding Co. 144A 7.250%, 4/15/25(2)	510	483
Calumet Specialty Products Partners LP / Calumet Finance Corp. 7.625%, 1/15/22	750	720
CPG Merger Sub LLC 144A 8.000%, 10/1/21(2)	935	935
Hexion, Inc. 6.625%, 4/15/20	1,000	885
Ingevity Corp. 144A 4.500%, 2/1/26(2)	600	560
LSB Industries, Inc. 144A 9.625%, 5/1/23(2)	240	249
Momentive Performance Materials, Inc. 3.880%, 10/24/21	1,000	1,072
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(2)	500	468

		6,718

Utilities—1.6%
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp. 8.625%, 6/15/20	1,500	1,358

TOTAL CORPORATE BONDS
(Identified Cost $61,030)		59,666

CONVERTIBLE BONDS—1.8%
Energy—1.8%
Cheniere Energy, Inc. 4.250%, 3/15/45	2,000	1,530

TOTAL CONVERTIBLE BONDS
(Identified Cost $987)		1,530

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(3) —14.8%
Consumer Non-Durables—3.3%
Diamond (BC) B.V. (aka Diversey), (2 month LIBOR + 3.000%) 5.459%, 09/06/24	$660	$651
Kronos Acquisition Intermediate Inc. (aka KIK Custom Products), (1 month LIBOR + 4.000%) 6.302%, 05/15/23	737	725
Parfums Holding Company, Inc., Second Lien Term Loan, (1 month LIBOR + 8.750%) 11.060%, 06/30/25	1,070	1,081
Revlon Consumer Products Corp., Initial Term Loan B, (3 month LIBOR + 3.500%) 5.837%, 09/07/23	492	359

		2,816

Financials—1.1%
Financial & Risk US Holdings, Inc. (aka Refinitiv), (1 month LIBOR + 3.750%) 6.052%, 10/01/25	330	326
PI UK Holdco II Ltd., Facility B1, (1 month LIBOR + 3.500%) 5.802%, 01/03/25	672	669

		995

Information Technology—1.7%
Boxer Parent Company Inc. (aka BMC Software), (3 month LIBOR + 4.250%) 6.648%, 10/02/25	860	862
Intralinks, Inc., First Lien Term Loan, (1 month LIBOR + 4.000%) 6.310%, 11/14/24	251	251

	PAR VALUE	VALUE
Information Technology—continued
SS&C Technologies Holdings, Inc., Term Loan B-3, (1 month LIBOR + 2.250%) 4.552%, 04/16/25	$292	$291
SS&C Technologies Holdings, Inc., Term Loan B-4, (1 month LIBOR + 2.250%) 4.552%, 04/16/25	113	113

		1,517

Manufacturing—2.4%
CPI Acquisition, Inc., First Lien Term Loan, (3 month LIBOR + 4.500%) 7.020%, 08/17/22	2,000	1,300
Hillman Group, Inc., The, (1 month LIBOR + 4.000%) 6.302%, 05/30/25	763	749

		2,049

Media/Telecom—Telecommunications—1.0%
Securus Technologies Holdings, Inc., Second Lien Term Loan, (1 month LIBOR + 8.250%) 10.552%, 11/01/25	840	839

Service—2.8%
Laureate Education, Inc., Term Loan Series 2024, (3 month LIBOR + 3.500%) 6.027%, 04/26/24	357	357
One Call Corp., First Lien Term Loan Extended, (1 month LIBOR + 5.250%) 7.530%, 11/27/22	766	719
Red Ventures LLC, First Lien Term Loan, (1 month LIBOR + 4.000%) 6.302%, 11/08/24	548	550
Red Ventures LLC, Second Lien Term Loan, (1 month LIBOR + 8.000%) 10.302%, 11/08/25	313	318

	PAR VALUE	VALUE
Service—continued
Sedgwick Claims Management Services, Inc., Second Lien Term Loan, (3 month LIBOR + 5.750%) 8.057%, 02/28/22	$455	$455

		2,399

Utility—2.5%
Brookfield WEC Holdings, Inc. (aka Westinghouse Electric Company LLC), First Lien Term Loan, (1 month LIBOR + 3.750%) 6.052%, 08/01/25	440	442
Brookfield WEC Holdings, Inc. (aka Westinghouse Electric Company LLC), Second Lien Term Loan, (1 month LIBOR + 6.750%) 9.052%, 08/03/26	1,020	1,034
Vistra Operations Company LLC (fka Tex Operations Company LLC), (1 month LIBOR + 2.000%) 4.302%, 08/04/23	735	733

		2,209
TOTAL LEVERAGED LOANS
(Identified Cost $13,473)		12,824

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2018

($ are reported in thousands)

	SHARES	VALUE
COMMON STOCKS—3.2%
Financials—3.2%
GS Acquisition Holdings Corp. Class A(4)	88,500	$860
Mosaic Acquisation Corp. Class A(4)	89,500	876
Vantage Energy Acquisition Corp.(4)	100,000	1,000

		2,736

TOTAL COMMON STOCKS
(Identified Cost $2,733)		2,736

EXCHANGE-TRADED FUNDS—3.6%
Exchange-Traded Funds—3.6%
Invesco Senior Loan ETF(5)	38,800	893
iShares Floating Rate Bond ETF(5)	14,970	763
Schwab Short-Term U.S. Treasury ETF(5	15,200	753
SPDR Portfolio
Short Term
Corporate Bond
ETF(5)	25,010	753

		3,162

TOTAL EXCHANGE-TRADED FUNDS
(Identified Cost $3,186)		3,162

TOTAL LONG TERM INVESTMENTS — 92.9%
(Identified Cost $81,614)		80,319

SHORT-TERM INVESTMENT—2.1%
Money Market Mutual Fund—2.1%
Dreyfus Government Cash Management - Institutional Shares (Seven-day effective yield 2.05%)(5)	1,820,449	1,820

TOTAL SHORT-TERM INVESTMENT
(Identified Cost $1,820)		1,820

TOTAL INVESTMENTS—95.0% (Identified Cost $83,434)		$82,139

TOTAL INVESTMENTS— 95.0% (Identified Cost $83,434)		$82,139
Other assets and liabilities, net — 5.0%		4,313

NET ASSETS — 100.0%		$86,452

Footnote Legend:

(1)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2018, these securities amounted to a value of $39,741 or 45.4% of net assets.

(3)

Variable rate security. Rate disclosed is as of October 31, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

(4)	Non-income producing.
(5)	Shares of these funds are publicly offered, and the prospectus and annual reports of each are publicly available.

Abbreviations:
ETF	Exchange-Traded Fund
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment in Kind
LIBOR	London Interbank Offered Rate

Country Weightings (Unaudited)†
United States	87%
Canada	5
Luxembourg	4
Netherlands	2
Other	2
Total	100%
† % of total investments as of October 31, 2018.

See Notes to Financial Statements.

VIRTUS NEWFLEET CREDIT OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Concluded)

OCTOBER 31, 2018

($ are reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of October 31, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at October 31, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Securities:
Municipal Bonds	$ 401	$ —	$ 401
Corporate Bonds	59,666	—	59,666
Convertible Bonds	1,530	—	1,530
Leveraged Loans	12,824	—	12,824
Equity Securities:
Common Stocks	2,736	2,736	—
Exchange-Traded Funds	3,162	3,162	—
Short-Term Investment	1,820	1,820	—

Total Assets	$82,139	$7,718	$74,421

There were no securities valued using significant unobservable inputs (Level 3) at October 31, 2018.

There were no transfers into or out of Level 3 related to securities held as of October 31, 2018.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2018

($ reported in thousands except per share amounts)

	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund		Newfleet Credit Opportunities Fund
Assets
Investment in securities at value(1)	$79,038	$5,370		$82,139
Foreign currency at value(2)	269	—		—
Cash	2,601	57		2,666
Collateral pledged for securities sold short	—	—		143
Collateral pledged for futures contracts	490	—		—
Deposits with prime broker	5,214	—		—
Margin held at counterparty for cleared swaps	2,534	—		—
Variation margin receivable on futures contracts	27	—		—
Swaps at value(5)	1,716	—		—
Unrealized appreciation on forward foreign currency exchange contracts	1,155	—		—
Receivables:
Investment securities sold	175	—		260
Swap premium receivable	3,100	—		—
Fund shares sold	5	—		135
Dividends and interest receivable	147	31		1,199
From adviser	—	4		—
Tax Reclaims	12	1		—
Prepaid expenses	33	27		26
Prepaid trustee retainer	1	—	(a)	1
Other assets	3	—	(a)	4

Total assets	96,520	5,490		86,573

Liabilities
Written options at value(3)	782	—		—
Variation margin payable on futures contracts	80	—		—
Swaps at value(4), (6)	1,935	—		—
Unrealized depreciation on forward foreign currency exchange contracts	868	—		—
Payables:
Fund shares repurchased	223	3		1
Investment securities purchased	10,423	—		—
Swap reset payable	2,999	—		—
Investment advisory fee	62	—		58
Distribution and service fees	2	—	(a)	1
Administration and sub-accounting fees	7	1		8
Transfer agent and sub-transfer agent fees and expenses	13	—	(a)	3
Professional fees	51	32		30
Trustee deferred compensation plan	3	—	(a)	4
Other accrued expenses	28	1		16

Total liabilities	17,476	37		121

Net Assets	$79,044	$5,453		$86,452

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$80,249	$5,693		$90,860
Total distributable earnings (loss), including unrealized appreciation (depreciation)	(1,205)	(240)		(4,408)

Net Assets	$79,044	$5,453		$86,452

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

OCTOBER 31, 2018

($ reported in thousands except per share amounts)

	Aviva Multi-Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund	Newfleet Credit Opportunities Fund
Net Assets:
Class A	$2,580	$321	$756
Class C	$1,597	$143	$192
Class I	$74,764	$4,989	$1,272
Class R6	$103	$—	$84,232

Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	267,374	34,684	79,472
Class C	168,836	15,522	20,290
Class I	7,709,861	539,555	133,828
Class R6	10,626	—	8,849,275

Net Asset Value and Redemption Price Per Share:
Class A *	$9.65	$9.26	$9.52
Class C *	$9.46	$9.20	$9.49
Class I	$9.70	$9.25	$9.50
Class R6	$9.71	$—	$9.52

Offering Price per Share (NAV/(1-Maximum Sales Charge)):
Class A	$10.24	$9.82	$9.89
Maximum Sales Charge - Class A	5.75%	5.75%	3.75%

(1) Investment in unaffiliated securities at cost	$82,200	$5,489	$83,434
(2) Foreign currency at cost	286	—	—
(3) Proceeds from written options	(884)	—	—
(4) Includes premiums received on centrally cleared credit default swaps	(599)	—	—
(5) Includes premiums paid on centrally cleared interest rate swaps	22	—	—
(6) Includes premiums received on centrally cleared interest rate swaps	(4)	—	—

Footnote Legend:

(a)	Amount is less than $500.
*	Redemption price per share is equal to the Net Asset Value per share, less any applicable contingent deferred sales charges.

See Notes to Financial Statements.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED OCTOBER 31, 2018

($ reported in thousands)

	Aviva Multi- Strategy Target Return Fund	Duff & Phelps Select MLP and Energy Fund		Newfleet Credit Opportunities Fund
Investment Income
Dividends	$700	$312		$187
Less return of capital distributions (Note 2B)	—	(212)		—
Interest	1,254	—		5,949
Foreign taxes withheld	(81)	(2)		—

Total investment income	1,873	98		6,136

Expenses
Investment advisory fees	1,161	56		659
Distribution and service fees, Class A	7	1		4
Distribution and service fees, Class C	20	2		2
Administration and accounting fees	92	7		91
Transfer agent fees and expenses	40	3		40
Sub-transfer agent fees and expenses, Class A	2	—	(a)	2
Sub-transfer agent fees and expenses, Class C	1	—	(a)	—	(a)
Sub-transfer agent fees and expenses, Class I	39	—	(a)	—	(a)
Registration fees	66	47		65
Printing fees and expenses	27	5		26
Custodian fees	18	—	(a)	—	(a)
Professional fees	76	31		35
Trustees’ fees and expenses	8	1		7
Commitment fees on borrowings	—	—		10
Miscellaneous expenses	21	2		6

Total expenses	1,578	155		947

Dividend and interest expense on securities sold short	—	—		56

Total expenses, including dividend and interest expense on securities sold short	1,578	155		1,003

Less expenses reimbursed and/or waived by investment adviser	(265)	(81)		—

Plus expenses recaptured	—	—		5

Net expenses	1,313	74		1,008

Net investment income	560	24		5,128

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(1,178)	121		(2,071)
Forward foreign currency transactions	1,577	—		—
Foreign currency transactions	34	—		—
Futures	1,167	—		—
Written options	160	—		—
Swaps	(1,003)	—		—
Net change in unrealized appreciation (depreciation) from:
Investments	(2,826)	(39)		(581)
Securities sold short	—	—		302
Forward foreign currency transactions	493	—		—
Foreign currency transactions	(17)	—		—
Futures	(256)	—		—
Written options	(129)	—		—
Swaps	889	—		—

Net gain (loss) on investments	(1,089)	82		(2,350)

Net increase (decrease) in net assets resulting from operations	$(529)	$106		$2,778

Footnote Legend:

(a)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Aviva Multi-Strategy Target Return Fund				Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2018		Year Ended October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$560		$139		$24		$12
Net realized gain (loss)	757		1,995		121		69
Net change in unrealized appreciation (depreciation)	(1,846)		(1,111)		(39)		(100)

Increase (decrease) in net assets resulting from operations	(529)		1,023		106		(19)

Dividends and Distributions to Shareholders
Net investment income and net realized gains
Class A	(3)		(16)	(1)	(6)		(3)	(2)
Class C	(1)		—	(1)	(2)		(1)	(2)
Class I	(162)		(734)	(1)	(112)		(56)	(2)
Class R6	—	(3)	(1)	(1)	—		—
Return of Capital:
Class A	—		—		(2)		(3)
Class C	—		—		—	(3)	(1)
Class I	—		—		(27)		(54)
Class R6	—		—		—		—

Decrease in net assets from distributions to shareholders	(166)		(751)		(149)		(118)

Change in Net Assets From Share Transactions (See Note 6)
Class A	(265)		(1,995)		(62)		121
Class C	(1,015)		(2,030)		2		19
Class I	(27,397)		(10,779)		22		439
Class R6	2		101		—		—

Increase (decrease) in net assets from share transactions	(28,675)		(14,703)		(38)		579

Net increase (decrease) in net assets	(29,370)		(14,431)		(81)		442
Net Assets
Beginning of period	108,414		122,845		5,534		5,092

End of period	$79,044		$108,414		$5,453		$5,534

Accumulated undistributed net investment income (loss) at end of period	N/A		$(113)		N/A		$(93)

Footnote Legend:

(1)

For the year ended October 31, 2017, the distributions to shareholders from net investment income for Aviva Multi-Strategy Target Return Fund for ClassAwas $12, Class C was $0, Class I was $559 and Class R6 was $1. Distributions from net realized long-term gains for Aviva Multi-Strategy Target Return Fund for Class A was $4, Class C was $0, Class I was $175 and Class R6 was less than $500.

(2)	For the year ended October 31, 2017, distributions to shareholders were from net investment income.
(3)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet Credit Opportunities Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$5,128	$4,556
Net realized gain (loss)	(2,071)	3,622
Net change in unrealized appreciation (depreciation)	(279)	(3,406)

Increase (decrease) in net assets resulting from operations	2,778	4,772

Dividends and Distributions to Shareholders
Net investment income and net realized gains
Class A	(88)	(100)	(1)
Class C	(9)	(9)	(1)
Class I	(15)	(61)	(1)
Class R6	(5,218)	(5,095)	(1)

Decrease in net assets from distributions to shareholders	(5,330)	(5,265)

Change in Net Assets From Share Transactions (See Note 6):
Class A	(1,049)	1,611
Class C	(2)	56
Class I	889	(35)
Class R6	332	(8,099)

Increase (decrease) in net assets from share transactions	170	(6,467)

Net increase (decrease) in net assets	(2,382)	(6,960)
Net Assets
Beginning of period	88,834	95,794

End of period	$86,452	$88,834

Accumulated undistributed net investment income (loss) at end of period	N/A	$427

Footnote Legend:

(1)	For the year ended October 31, 2017, distributions to shareholders were from net investment income.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Short-term and Long- term Gains	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses (after expense waivers and reimbursements) to Average Net Assets	Ratio of Gross Expenses (before expense waivers and reimbursements) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Aviva Multi-Strategy Target Return Fund
Class A
10/31/18	$9.74	$0.04	$(0.12)	$(0.08)	$(0.01)	$ —	$ —	$(0.01)	$(0.09)	$9.65	(0.79)%	$2,580	1.69%	2.01%	0.41%	113%
10/31/17	9.71	(0.01)	0.07	0.06	(0.01)	(0.02)	—	(0.03)	0.03	9.74	0.63	2,873	1.69	2.14	(0.09)	106
10/31/16	10.02	(0.06)	(0.19)	(0.25)	(0.02)	(0.04)	—	(0.06)	(0.31)	9.71	(2.51)	4,847	1.72(3)(4)	2.31	(0.65)	129
10/31/15(5)	10.00	(0.04)	0.06	0.02	—	—	—	—	0.02	10.02	0.20(6)	863	1.80(7)	4.07(7)	(1.40)(7)	1(6)
Class C
10/31/18	9.61	(0.03)	(0.12)	(0.15)	— (8)	—	—	— (8)	(0.15)	9.46	(1.54)	1,597	2.44	2.72	(0.34)	113
10/31/17	9.62	(0.08)	0.07	(0.01)	—	—	—	—	(0.01)	9.61	(0.10)	2,637	2.44	2.89	(0.85)	106
10/31/16	10.00	(0.13)	(0.20)	(0.33)	(0.01)	(0.04)	—	(0.05)	(0.38)	9.62	(3.26)	4,655	2.46(3)(4)	3.09	(1.40)	129
10/31/15(5)	10.00	(0.06)	0.06	—	—	—	—	—	—	10.00	0.00(6)	448	2.55(7)	4.63(7)	(2.15)(7)	1(6)
Class I
10/31/18	9.77	0.06	(0.11)	(0.05)	(0.02)	—	—	(0.02)	(0.07)	9.70	(0.52)	74,764	1.44	1.74	0.66	113
10/31/17	9.74	0.02	0.07	0.09	(0.04)	(0.02)	—	(0.06)	0.03	9.77	0.92	102,802	1.44	1.88	0.16	106
10/31/16	10.03	(0.04)	(0.19)	(0.23)	(0.02)	(0.04)	—	(0.06)	(0.29)	9.74	(2.30)	113,343	1.47(3)(4)	2.08	(0.41)	129
10/31/15(5)	10.00	(0.03)	0.06	0.03	—	—	—	—	0.03	10.03	0.30(6)	53,325	1.55(7)	3.24(7)	(1.15)(7)	1(6)
Class R6
10/31/18	9.77	0.07	(0.11)	(0.04)	(0.02)	—	—	(0.02)	(0.06)	9.71	(0.41)	103	1.38	1.70	0.72	113
10/31/17(9)	9.65	0.02	0.16	0.18	(0.04)	(0.02)	—	(0.06)	0.12	9.77	1.87(6)	102	1.39(7)	1.84(7)	0.21(7)	106(6)
Duff & Phelps Select MLP and Energy Fund
Class A
10/31/18	$9.39	$0.02	$0.07	$0.09	$(0.17)	$ —	$(0.05)	$(0.22)	$(0.13)	$9.26	0.79%	$321	1.45%(4)	2.87%	0.21%	29%
10/31/17	9.57	0.00(8)	0.02	0.02	(0.10)	—	(0.10)	(0.20)	(0.18)	9.39	0.06	333	1.55	4.75	0.01	32
10/31/16	9.79	0.06	(0.10)	(0.04)	(0.08)	—	(0.10)	(0.18)	(0.22)	9.57	(0.17)	226	1.56(3)	6.20	0.69	33
10/31/15(10)	10.00	0.01	(0.22)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10)(6)	102	1.55(7)	10.70(7)	1.00(7)	0(6)
Class C
10/31/18	9.36	(0.05)	0.05	—	(0.11)	—	(0.05)	(0.16)	(0.16)	9.20	(0.13)	143	2.21(4)	3.61	(0.55)	29
10/31/17	9.54	(0.07)	0.01	(0.06)	(0.02)	—	(0.10)	(0.12)	(0.18)	9.36	(0.69)	145	2.30	5.47	(0.74)	32
10/31/16	9.78	(0.01)	(0.09)	(0.10)	(0.04)	—	(0.10)	(0.14)	(0.24)	9.54	(0.93)	128	2.31(3)	6.93	(0.06)	33
10/31/15(10)	10.00	— (8)	(0.22)	(0.22)	—	—	—	—	(0.22)	9.78	(2.20)(6)	98	2.30(7)	11.41(7)	0.25(7)	0(6)
Class I
10/31/18	9.40	0.04	0.07	0.11	(0.21)	—	(0.05)	(0.26)	(0.15)	9.25	0.99	4,989	1.21(4)	2.56	0.45	29
10/31/17	9.58	0.03	0.01	0.04	(0.12)	—	(0.10)	(0.22)	(0.18)	9.40	0.27	5,056	1.30	4.46	0.26	32
10/31/16	9.79	0.08	(0.09)	(0.01)	(0.10)	—	(0.10)	(0.20)	(0.21)	9.58	0.10	4,738	1.31(3)	5.95	0.94	33
10/31/15(10)	10.00	0.02	(0.23)	(0.21)	—	—	—	—	(0.21)	9.79	(2.10)(6)	4,699	1.30(7)	10.41(7)	1.25(7)	0(6)

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses (including dividend and interest expense on securities sold short after expense waivers and reimbursements) to Average Net Assets	Ratio of Gross Expenses (before expense waivers, reimbursements and recaptures) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Newfleet Credit Opportunities Fund
Class A
10/31/18	$9.79	$0.54	$(0.26)	$0.28	$(0.55)	$—	$(0.55)	$(0.27)	$9.52	2.93%	$756	1.43%(11)	1.52%	5.56%	85%
10/31/17	9.85	0.45	0.02	0.47	(0.53)	—	(0.53)	(0.06)	9.79	4.80	1,851	1.36(11)	1.65	4.54	141
10/31/16	9.83	0.25	0.12	0.37	(0.35)	—	(0.35)	0.02	9.85	3.88	249	1.47(3)(11)	1.95	2.56	66
10/31/15(12)	10.00	0.06	(0.19)	(0.13)	(0.04)	—	(0.04)	(0.17)	9.83	(1.29)(6)	99	1.35(7)	1.77(7)	1.59(7)	21(6)
Class C
10/31/18	9.77	0.47	(0.26)	0.21	(0.49)	—	(0.49)	(0.28)	9.49	2.19	192	2.18(11)	2.14	4.81	85
10/31/17	9.84	0.38	0.01	0.39	(0.46)	—	(0.46)	(0.07)	9.77	3.99	201	2.11(11)	2.37	3.79	141
10/31/16	9.82	0.17	0.13	0.30	(0.28)	—	(0.28)	0.02	9.84	3.16	147	2.24(3)(11)	2.67	1.80	66
10/31/15(12)	10.00	0.03	(0.19)	(0.16)	(0.02)	—	(0.02)	(0.18)	9.82	(1.62)(6)	98	2.10(7)	2.52(7)	0.84(7)	21(6)
Class I
10/31/18	9.78	0.56	(0.26)	0.30	(0.58)	—	(0.58)	(0.28)	9.50	3.14	1,272	1.19(11)	1.24	5.80	85
10/31/17	9.86	0.48	(0.01)	0.47	(0.55)	—	(0.55)	(0.08)	9.78	4.81	387	1.11(11)	1.30	4.79	141
10/31/16	9.83	0.27	0.13	0.40	(0.37)	—	(0.37)	0.03	9.86	4.24	458	1.22(3)(11)	1.67	2.81	66
10/31/15(12)	10.00	0.07	(0.19)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21)(6)	149	1.10(7)	1.53(7)	1.84(7)	21(6)
Class R6
10/31/18	9.80	0.57	(0.26)	0.31	(0.59)	—	(0.59)	(0.28)	9.52	3.24	84,232	1.14(11)	1.13	5.84	85
10/31/17	9.86	0.48	0.02	0.50	(0.56)	—	(0.56)	(0.06)	9.80	5.12	86,395	1.07(11)	1.32	4.85	141
10/31/16	9.83	0.28	0.12	0.40	(0.37)	—	(0.37)	0.03	9.86	4.24	94,940	1.15(3)(11)	1.64	2.89	66
10/31/15(12)	10.00	0.08	(0.20)	(0.12)	(0.05)	—	(0.05)	(0.17)	9.83	(1.21)(6)	96,005	1.04(7)	1.52(7)	1.90(7)	21(6)

Footnote Legend

(1)	Computed using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Net expense ratio includes extraordinary proxy expenses.
(4)	Ratio shown is a blended expense ratio due to expense limit change (See Note 4).
(5)	Inception date July 20, 2015.
(6)	Not annualized.
(7)	Annualized.
(8)	Amount is less than $0.005 or 0.005%.
(9)	Inception date November 3, 2016.
(10)	Inception date September 9, 2015.
(11)

The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short and commitment fees on borrowings for the Newfleet Credit Opportunities Fund for Class A is 1.35%, 1.35% and 1.35%, for Class C is 2.10%, 2.10% and 2.10%, for Class I is 1.10%, 1.10% and 1.10% and for Class R6 is 1.07%, 1.06% and 1.04% for the fiscal years ended October 31, 2018, October 31, 2017 and October 31, 2016, respectively.

(12)	Inception date June 5, 2015.

See Notes to Financial Statements

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS

October 31, 2018

Note 1. Organization

Virtus Alternative Solutions Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of the date of this report the Trust is comprised of three non-diversified funds (Aviva Multi-Strategy Target Return Fund, Duff & Phelps Select MLP and Energy Fund and Newfleet Credit Opportunities Fund) each having a distinct investment objective(s) outlined below.

The Funds have the following investment objectives:

Investment Objective(s)
Aviva Multi-Strategy Target Return Fund	Long-term total return
Duff & Phelps Select MLP and Energy Fund	Total return with a secondary objective of income
Newfleet Credit Opportunities Fund	Seeking long-term total return which may include investment returns from a combination of sources including capital appreciation and interest income

There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares and Class I shares.

The Aviva Multi-Strategy Target Return Fund and the Newfleet Credit Opportunities Fund also offer Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% (3.75% for Newfleet Credit Opportunities Fund) with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing, money purchase pension and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the Fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectus and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A. Security Valuation

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. Each Fund’s policy is to recognize transfers into or out of the Level 3 at the end of the reporting period.

● Level 1	—	quoted prices in active markets for identical securities (security types generally include listed equities)
● Level 2	—	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
● Level 3	—	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments)

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (OTC) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Funds’ net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B. Security Transactions, Investment Income and Return of Capital Estimates

Security transactions are recorded on the trade date. Realized gains and losses from the sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT and MLP investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The Duff & Phelps Select MLP and Energy Fund invests in MLPs that make distributions that are primarily attributable to return of capital. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

C. Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of October 31, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D. Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. GAAP.

E. Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

F. Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G. When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Transactions on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H. Short Sales

Certain Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, a Fund must borrow the security. The Fund’s obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund’s custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs. On ex-dividend date, dividends on short sales are recorded as an expense to the Fund.

In accordance with the terms of its prime brokerage agreement, Newfleet Credit Opportunities Fund may receive rebate income or be charged a fee on borrowed securities which is under “Interest expense on securities sold short” on the Statements of Operations. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

I. Leveraged Loans

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade, and often involve borrowers that are highly leveraged. A Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

J. Regulation S-X

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statements of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statements of Changes in Net Assets. Certain prior year amounts have been reclassified for consistency with the current year presentation (see footnotes on Statement of Changes for separate disclosure). These reclassifications have no effect on total net assets, total distributions, the statement of operations, financial highlights, net asset value or total return.

Note 3. Derivative Financial Instruments

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A. Futures Contracts

A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) on futures contracts.

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

B. Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily, and the change in market

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

During the fiscal year, Aviva Multi-Strategy Target Return Fund entered into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). Forward foreign currency contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

C. Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities. A Fund doing so is subject to equity price risk and/or foreign currency risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value”. Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

During the fiscal year, Aviva Multi-Strategy Target Return Fund used options contracts to gain asymmetric exposure to, or hedge against market and idiosyncratic risk, or to reduce portfolio volatility.

D. Swaps

Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Swaps at value”. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.

Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.

Securities deposited as margin are designated on the Schedule of Investments and cash deposited would be recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for swaps”.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized both single name credit default swaps and credit index swaps to gain long or short exposure to individual securities or to gain exposure to a credit or asset-backed index.

Total return swaps – Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Certain Funds may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk).

Certain Funds may enter into equity basket swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. This means that the Fund has the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs”. Positions within the swap are reset periodically, and financing costs are reset monthly.

During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of the ISDA Master Agreement (defined below in “Derivative Risks”) between the Fund and the counterparty.

The value of the swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the securities are traded; (ii) financing costs; (iii) the value of dividends or accrued interest; (iv) cash balances within the swap; and (v) other factors, as applicable. The swap involves additional risks than if the Fund has invested in the underlying positions directly, including: the risk that changes in the swap may not correlate perfectly with the underlying long and short securities; credit risk related to the counterparty’s failure to perform under contract terms; and liquidity risk related to the lack of a liquid market for the swap contract, which may limit the ability of the Fund to close out its position(s).

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized total return swaps to gain exposure to broad markets or to hedge the risk of individual securities within the portfolios, obtain long or short exposure to the underlying reference instrument, obtain leverage and gain exposure to restricted markets in order to avoid the operational burden of ownership filing requirements. At October 31, 2018, the Aviva Multi-Strategy Target Return Fund did not hold Swap Baskets.

Interest rate swaps – Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Certain Funds may enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk).

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized interest rate swaps to gain exposure to interest rates or to hedge interest rate risk within its portfolio.

Inflation swaps – Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (e.g., the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), while the other pays a compounded fixed rate. One factor that may lead to changes in the values of inflation swaps is a change in real interest rates, which are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

than inflation, real interest rates may rise, which may lead to a decrease in value of an inflation swap. Certain Funds may enter into inflation swaps to hedge the inflation risk associated with non-inflation indexed investments, thereby creating “synthetic” inflation-indexed investments.

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized inflation swaps to hedge inflation risk within its portfolio or to gain exposure to the impact of inflation.

Variance swaps – Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Certain Funds may enter into variance swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets.

During the fiscal year, Aviva Multi-Strategy Target Return Fund utilized variance swaps to capitalize on volatility in the equity markets.

The following is a summary of derivative instruments categorized by primary risk exposure as of October 31, 2018:

	Fair Values of Derivative Financial Instruments as of October 31, 2018

	Derivative Assets
		Aviva Multi-Strategy Target Return Fund
	Statements of Assets and
Primary Risk	Liabilities Location	Value
Interest rate contracts	Investment in securities at value[1]; Swaps at value	$2,929

Foreign currency exchange contracts	Investment in securities at value[1]; Unrealized appreciation on forward foreign currency exchange contracts	1,360

Equity contracts	Net unrealized appreciation (depreciation) on investments[2]; Investment in securities at value[1]; Swaps at value	1,998

Credit contracts	Swaps at value	—

Total		$6,287

1 Includes purchased options and swaptions at value as reported in the Schedules of Investments.

2 Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

	Fair Values of Derivative Financial Instruments as of October 31, 2018

	Derivative Liabilities
		Aviva Multi-Strategy Target Return Fund
	Statements of Assets and
Primary Risk	Liabilities Location	Value
Interest rate contracts	Investment in securities at value; Net unrealized appreciation (depreciation) on investments[1]; Swaps at value	$990

Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts; written options at value	923

Equity contracts	Written options at value; Net unrealized appreciation (depreciation) on investments[1]; Swaps at value	1,566

Credit contracts	Swaps at value	509

Total		$3,988

1 Includes cumulative appreciation (depreciation) on futures contracts and purchased options at value as reported in the Schedules of Investments. For futures contracts only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended October 31, 2018
Net Realized Gain (Loss) From

Aviva Multi-Strategy Target Return Fund
Interest rate contracts:
Futures contracts[1]	$156
Purchased options[2]	44
Swaps[3]	642
Foreign currency exchange contracts:
Forward foreign currency transactions[4]	1,577
Purchased options[2]	(873)
Equity contracts:
Futures contracts[1]	1,011
Purchased options[2]	(224)
Written options[5]	160
Swaps[3]	(1,849)
Credit contracts:
Swaps[3]	204

Total	$848

1 Included in net realized gain (loss) from futures within the Statement of Operations.

2 Included in net realized gain (loss) from investments within the Statement of Operations.

3 Included in net realized gain (loss) from swaps within the Statement of Operations.

4 Included in net realized gain (loss) from foreign forward currency transactions within the Statement of Operations.

5 Included in net realized gain (loss) from written options within the Statement of Operations.

The Effect of Derivative Financial Instruments in the Statement of Operations
Year Ended October 31, 2018
Net Change in Unrealized Appreciation/(Depreciation) on

Aviva Multi-Strategy Target Return Fund
Interest rate contracts:
Futures contracts[1]	$(75)
Purchased swaptions[2]	593
Swaps[3]	418
Foreign currency exchange contracts:
Forward foreign currency transactions[4]	493
Purchased options[2]	(106)
Written options[5]	(28)
Equity contracts:
Futures contracts[1]	(181)
Purchased options[2]	128
Written options[5]	(101)
Swaps[3]	557
Credit contracts:
Swaps[3]	(86)

Total	$1,612

1 Included in net change in unrealized appreciation (depreciation) from futures within the Statement of Operations.

2 Included in net change in unrealized appreciation (depreciation) from investments within the Statement of Operations.

3 Included in net change in unrealized appreciation (depreciation) from swaps within the Statement of Operations.

4 Included in net change in unrealized appreciation (depreciation) from forward foreign currency transactions within the Statement of Operations.

5 Included in net change in unrealized appreciation (depreciation) from written options within the Statement of Operations.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

The quarterly average values (unless otherwise specified) of the derivatives held by the funds in the table shown below indicate the volume of derivative activity for each applicable Fund for the year ended October 31, 2018.

Aviva Multi-Strategy Target Return Fund
Purchased Options[1]	$1,700
Purchased Swaptions[1]	1,227
Written Options[2]	(300)
Futures Contracts-Long Positions[3]	506
Futures Contracts-Short Positions[3]	(31)
Forward Foreign Currency Exchange
Purchase Contracts[4]	31,258
Forward Foreign Currency Exchange Sale
Contracts[5]	(47,082)
Interest Rate Swap Agreements[6]	231,592
Credit Default Swap Agreements - Buy
Protection[6]	13,493
Total Return Swap Agreements[6]	3,453
Inflation Swap Agreements[6]	40,899
Variance Swap Agreements[6]	6,819
Total Return Basket Swap Agreements[6]	236

1 Average premiums paid for the period.

2 Average premiums received for the period.

3 Average unrealized for the period.

4 Average value at trade date payable.

5 Average value at settlement date receivable.

6 Original cost.

E. Derivative Risks

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

F. Collateral Requirements and Master Netting Agreements (“MNA”)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

At October 31, 2018, the Funds’ derivative assets and liabilities (by type) are as follows:
Aviva Multi-Strategy Target Return Fund:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$27	$80
Forward foreign currency exchange contracts	1,155	868
Swaps	1,716	1,935
Purchased options	1,074	—
Purchased swaptions	1,512	287
Written options	—	782
Total derivative assets and liabilities in the Statement of Assets and Liabilities	$5,484	$3,952

Derivatives not subject to a MNA or similar agreement	(1,667)	(1,781)

Total assets and liabilities subject to a MNA	$3,817	$2,171

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of October 31, 2018:

Aviva Multi-Strategy Target Return Fund
Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received[1]	Cash Collateral Received[1]	Net Amount of Derivative Assets[2]
BNP Paribas	$548	$(434)	$—	$—	$114
Citibank	1,082	(501)	—	(546)	35
Deutsche Bank AG	280	(15)	—	(265)	—
Goldman Sachs & Co.	764	(295)	—	(440)	29
JPMorgan Chase Bank N.A.	373	(287)	—	(86)	—
Merrill Lynch	195	(63)	—	—	132
Nomura Global Financial
Products, Inc.	28	—	—	—	28
Societe Generale	547	(547)	—	—	—

Total	$3,817	$(2,142)	$—	$(1,337)	$338

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged[3]	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
BNP Paribas	$434	$(434)	$—	$—	$—
Citibank	501	(501)	—	—	—
Deutsche Bank AG	15	(15)	—	—	—
Goldman Sachs & Co.	295	(295)	—	—	—
JPMorgan Chase Bank N.A.	287	(287)	—	—	—
Merrill Lynch	63	(63)	—	—	—
Societe Generale	576	(547)	—	—	29

Total	$2,171	$(2,142)	$—	$—	$29

        1 Excess of collateral received from the individual counterparty may not be shown for financial reporting purposes.

        2 Net amount represents the net amount receivable from the counterparty in the event of default.

        3 Excess of collateral pledged to the individual counterparty may not be shown for financial reporting purposes.

        4 Net amount represents the net amount payable due to the counterparty in the event of default.

Note 4. Investment Advisory Fee and Related Party Transactions

A. Adviser

Virtus Alternative Investment Advisers, Inc. (“VAIA” or the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets or managed assets of each Fund. “Managed assets” means the total assets of the Fund including any assets attributable to borrowings minus the Fund’s accrued liabilities other than such borrowings:

	All Assets	1st $5 Billion	$5+ Billion	Based upon
Aviva Multi-Strategy Target Return Fund	— %	1.30%*	1.25%	Net assets
Duff & Phelps Select MLP and Energy Fund	0.90**	—	—	Net assets
Newfleet Credit Opportunities Fund	0.75	—	—	Managed assets

Footnote Legend:

*	The Fund’s investment adviser has contractually agreed to waive a portion of the management fee so that such fee does not exceed 1.25% through February 28, 2019.
**	Prior to March 29, 2018, the management fee was 1.00%.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

B. Subadvisers

The subadvisers manage the investments of each Fund, for which they are paid a fee by the Adviser.

At October 31, 2018, Subadvisers with respect to the Funds they serve are as follows: Aviva Investors Americas LLC (“Aviva”), for Aviva Multi-Strategy Target Return Fund; Duff & Phelps Investment Management Co. (“Duff & Phelps”), an indirect wholly-owned subsidiary of Virtus, for Duff & Phelps Select MLP and Energy Fund; and Newfleet Asset Management, LLC (“Newfleet”), an indirect wholly-owned subsidiary of Virtus, for Newfleet Credit Opportunities Fund.

C. Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit each Fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily managed assets or net assets through the dates indicated below. The waivers and reimbursements are calculated daily and received monthly.

Following the contractual period, the Adviser may discontinue these expense caps and/or fee waivers at any time.

					Through
Fund	Class A	Class C	Class I	Class R6	Date
Aviva Multi-Strategy Target Return Fund	1.69%	2.44%	1.44%	1.38%	2/28/2019
Duff & Phelps Select MLP and Energy Fund[1]	1.40	2.15	1.15	—	2/28/2019
Newfleet Credit Opportunities Fund	1.35	2.10	1.10	1.07	2/28/2019

Footnote Legend:

[1]	Prior to March 29, 2018, the contractual expense limits for Class A, Class C and Class I were 1.55%, 2.30% and 1.30%, respectively.

D. Expense Recapture

($ reported in thousands)

Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements, within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations, or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

Fund	2019		2020		2021		Total
Aviva Multi-Strategy Target Return Fund
Class A	$ 26		$ 16		$ 7		$ 49
Class C	22		14		5		41
Class I	532		435		208		1,175
Class R6	—		—	(a)	—	(a)	—	(a)
Duff & Phelps Select MLP and Energy Fund
Class A	5		10		6		21
Class C	3		5		2		10
Class I	139		164		77		380
Newfleet Credit Opportunities Fund
Class A	1		5		2		8
Class C	—	(a)	1		—	(a)	1
Class I	1		2		—	(a)	3
Class R6	443		209		23		675

Footnote Legend:

(a)	Amount is less than $500.

E. Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors” or the “Distributor”), an indirect wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended October 31, 2018, there were less than $500 in commissions for Class A shares and less than $500 in CDSC for Class A shares and Class C shares.

In addition, each Fund pays VP Distributors distribution and/or service fees under a 12b-1 plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: a service fee at a rate of 0.25% for Class A and Class C shares and a distribution fee of 0.75% for Class C shares. Class I and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

F. Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect wholly-owned subsidiary of Virtus, serves as the Administrator and Transfer Agent of the Trust. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) services as Sub-Administrative and Accounting Agent of the Trust.

For the year ended October 31, 2018, the Funds incurred administration fees totaling $168 which are included in the Statements of Operations within the line item “Administration and accounting fees”. These fees are calculated daily and paid monthly.

For the year ended October 31, 2018, the Funds incurred transfer agent fees totaling $127 which are included in the Statements of Operations within the line items “Transfer agent fees and expenses” and “Sub-Transfer agent fees and expenses”. A portion of these fees was paid to outside entities that also provide services to the Trust. These fees are calculated daily and paid monthly.

G. Affiliated Shareholders

($ reported in thousands)

At October 31, 2018, Virtus and its affiliates held shares of the Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Aviva Multi-Strategy Target Return Fund
Class A	10,106	$ 98
Class C	10,058	95
Class I	2,990,954	29,012
Class R6	10,470	102
Duff & Phelps Select MLP and Energy Fund
Class A	10,601	$ 98
Class C	10,431	96
Class I	511,612	4,732
Newfleet Credit Opportunities Fund
Class A	11,138	$ 106
Class C	10,942	104
Class I	11,206	106
Class R6	8,505,672	80,974

H. Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, and written option securities) during the year ended October 31, 2018, were as follows:

	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$28,022	$11,843
Duff & Phelps Select MLP and Energy Fund	1,767	1,641
Newfleet Credit Opportunities Fund	74,756	69,008

Purchases and sales of long-term U.S. Government and agency securities for the Funds during the year ended October 31, 2018, were as follows:

	Purchases	Sales
Aviva Multi-Strategy Target Return Fund	$4,582	$23,954

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

Note 6. Capital Share Transactions

     (reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Aviva Multi-Strategy Target Return Fund
	Year Ended October 31, 2018				Year Ended October 31, 2017
	SHARES		AMOUNT		SHARES		AMOUNT
Class A
Sale of shares	130		$ 1,269		90		$ 887
Reinvestment of distributions	—	(1)	3		2		16
Shares repurchased	(158)		(1,537)		(296)		(2,898)

Net Increase / (Decrease)	(28)		$ (265)		(204)		$ (1,995)

Class C
Sale of shares	5		$ 47		23		$ 224
Reinvestment of distributions	—	(1)	—	(1)	—		—
Shares repurchased	(111)		(1,062)		(233)		(2,254)

Net Increase / (Decrease)	(106)		$ (1,015)		(210)		$ (2,030)

Class I
Sale of shares	1,562		$ 15,286		3,776		$ 37,057
Reinvestment of distributions	15		152		70		690
Shares repurchased	(4,391)		(42,835)		(4,960)		(48,526)

Net Increase / (Decrease)	(2,814)		$(27,397)		(1,114)		$(10,779)

Class R6
Sale of shares	—	(1)	$ 3		10		$ 100
Reinvestment of distributions	—	(1)	—	(1)	—	(1)	1
Shares repurchased	—	(1)	(1)		—		—

Net Increase / (Decrease)	—	(1)	$ 2		10		$ 101

	Duff & Phelps Select MLP and Energy Fund
	Year Ended October 31, 2018				Year Ended October 31, 2017
	SHARES		AMOUNT		SHARES		AMOUNT
Class A
Sale of shares	64		$ 567		17		$ 175
Reinvestment of distributions	1		7		1		6
Shares repurchased	(65)		(636)		(6)		(60)

Net Increase / (Decrease)	—	(1)	$ (62)		12		$ 121

Class C
Sale of shares	2		$ 18		2		$ 23
Reinvestment of distributions	—	(1)	2		—	(1)	2
Shares repurchased	(1)		(18)		(1)		(6)

Net Increase / (Decrease)	1		$ 2		1		$ 19

Class I
Sale of shares	4		$ 40		44		$ 445
Reinvestment of distributions	11		106		11		110
Shares repurchased	(13)		(124)		(12)		(116)

Net Increase / (Decrease)	2		$ 22		43		$ 439

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

	Newfleet Credit Opportunities Fund
	Year Ended October 31, 2018			Year Ended October 31, 2017
	SHARES		AMOUNT	SHARES	AMOUNT
Class A
Sale of shares	60		$ 585	193	$ 1,897
Reinvestment of distributions	9		83	10	100
Shares repurchased	(179)		(1,717)	(39)	(386)

Net Increase / (Decrease)	(110)		$(1,049)	164	$ 1,611

Class C
Sale of shares	3		$ 34	6	$ 58
Reinvestment of distributions	—	(1)	5	1	9
Shares repurchased	(4)		(41)	(1)	(11)

Net Increase / (Decrease)	(1)		$ (2)	6	$ 56

Class I
Sale of shares	110		$ 1,043	323	$ 3,247
Reinvestment of distributions	1		10	6	61
Shares repurchased	(17)		(164)	(335)	(3,343)

Net Increase / (Decrease)	94		$ 889	(6)	$ (35)

Class R6
Sale of shares	34		$ 330	—	$ —
Reinvestment of distributions	—	(1)	2	1	6
Shares repurchased	—		—	(812)	(8,105)

Net Increase / (Decrease)	34		$ 332	(811)	$(8,099)

Footnote Legend:

(1)	Amount is less than $500 or 500 shares.

Note 7. 10% Shareholders

As of October 31, 2018, each Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Aviva Multi-Strategy Target Return Fund	58%	3	*
Duff & Phelps Select MLP and Energy Fund	90	1	*
Newfleet Credit Opportunities Fund#	87	2	*

Footnote Legend:

*	Shareholder account is affiliated.
#

A significant portion of the Newfleet Credit Opportunities Fund is owned by Virtus Newfleet Multi-Sector Short Term Bond Fund and Virtus Newfleet Multi-Sector Intermediate Bond Fund. These funds do not invest in Newfleet Credit Opportunities Fund for the purpose of exercising management or control; however the investments made by them within each of their respective principal investment strategies may represent a significant portion of Newfleet Credit Opportunities Fund’s net assets. At October 31, 2018, the Virtus Newfleet Multi-Sector Short Term Bond Fund was the owner of record of approximately 77% of the Newfleet Credit Opportunities Fund. At October 31, 2018, the Virtus Newfleet Multi-Sector Intermediate Bond Fund was the owner of record of approximately 10% of the Newfleet Credit Opportunities Fund.

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadvisers to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

Certain Funds may invest a high percentage of their assets in specific sectors or countries of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 9. Borrowings

($ reported in thousands)

On February 21, 2018, Newfleet Credit Opportunities Fund terminated a Credit Agreement with a commercial bank that allowed the Fund to borrow cash from the bank, up to a limit of $10,000. Borrowings under this Credit Agreement were collateralized by investments of the Fund. Interest was charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees were charged on the undrawn balance. Total commitment fees paid and accrued for the year ended October 31, 2018, were $10 and are included in the Statement of Operations within the line item “Commitment fees on borrowing.” The bank had the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

Newfleet Credit Opportunities Fund made no borrowings under this Credit Agreement during the period.

Note 10. Redemption Facility

($ reported in thousands)

On September 18, 2017, Aviva Multi-Strategy Target Return Fund, Duff & Phelps Select MLP and Energy Fund and certain other affiliated funds not in the Trust entered into a $150,000 unsecured line of credit (“Credit Agreement”). On March 15, 2018, Newfleet Credit Opportunities Fund entered into this Credit Agreement as an additional fund. This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of total net assets for Duff & Phelps Select MLP and Energy Fund or one-fifth of total net assets for Aviva Multi-Strategy Target Return Fund and Newfleet Credit Opportunities Fund in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

No Funds made borrowings under this Credit Agreement during the period and no Fund had any outstanding borrowings under this Credit Agreement as of October 31, 2018.

Note 11. Illiquid and Restricted Securities

($ reported in thousands)

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At October 31, 2018, the Aviva Multi-Strategy Target Return Fund held the following illiquid and restricted security:

Security	Acquisition Date	Cost	Market Value
Safran SA	2/16/2018	$27	$32

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

Note 12. Federal Income Tax Information

($ reported in thousands)

At October 31, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost (Proceeds)	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Aviva Multi-Strategy Target Return Fund - Investments and derivatives	$83,020	$ 963	$(3,581)	$(2,618)
Aviva Multi-Strategy Target Return Fund - Written Options	(755)	—	(28)	(28)
Duff & Phelps Select MLP and Energy Fund - Investments	5,456	478	(564)	(86)
Newfleet Credit Opportunities Fund - Investments	83,666	1,263	(2,790)	(1,527)

The cost of investments and unrealized appreciation/depreciation may also include timing differences that do not constitute adjustments to tax basis.

Certain Funds have capital-loss carryforwards available to offset future realized capital gains.

	Short-Term	Long-Term
Aviva Multi-Strategy Target Return Fund	$ —	$ —
Duff & Phelps Select MLP and Energy Fund	—	—
Newfleet Credit Opportunities Fund	2,221	1,155

For the period ended October 31, 2018, the following Fund utilized losses deferred in prior years against current year capital gains:

Duff & Phelps Select MLP and Energy Fund	$89

Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended October 31, 2018, the Fund deferred and recognized late year ordinary losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized
Duff & Phelps Select MLP and Energy Fund	$40	$27

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Aviva Multi-Strategy Target Return Fund	$1,464	$—
Duff & Phelps Select MLP and Energy Fund	—	—
Newfleet Credit Opportunities Fund	498	—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the year ended October 31, 2018 and 2017 was as follows:

		Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Aviva Multi-Strategy Target Return Fund	2018	$ 166	$ —	$—	$166
	2017	572	179	—	751
Duff & Phelps Select MLP and Energy Fund	2018	58	63	29	150
	2017	60	—	58	118
Newfleet Credit Opportunities Fund	2018	5,330	—	—	5,330
	2017	5,265	—	—	5,265

VIRTUS ALTERNATIVE SOLUTIONS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2018

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of a Fund. As of October 31, 2018, each Fund recorded reclassifications to increase (decrease) the accounts as listed below:

	Distributable Earnings (Loss) Including Unrealized Appreciation (Depreciation)		Paid in Capital on shares of Beneficial Interest
Aviva Multi-Strategy Target Return Fund	$ —	(1)	$—	(1)
Duff & Phelps Select MLP and Energy Fund	(10)		10
Newfleet Credit Opportunities Fund	—	(1)	—	(1)

Footnote Legend:

(1)	Amount is less than $500.

Note 13. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

Note 14. Indemnifications

Under the Trust’s organizational documents, and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or for the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 15. Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued ASU 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Alternative Solutions Trust and Shareholders of Virtus Aviva Multi-Strategy Target Return Fund, Virtus Duff & Phelps Select MLP and Energy Fund and Virtus Newfleet Credit Opportunities Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Aviva Multi-Strategy Target Return Fund, Virtus Duff & Phelps Select MLP and Energy Fund and Virtus Newfleet Credit Opportunities Fund (constituting Virtus Alternative Solutions Trust, hereafter referred to as the “Funds”) as of October 31, 2018, the related statements of operations for the year ended October 31, 2018, the statements of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ALTERNATIVE SOLUTIONS TRUST

TAX INFORMATION NOTICE

October 31, 2018

For the fiscal year ended October 31, 2018, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

Fund	QDI	DRD	LTCG
Aviva Multi-Strategy Target Return Fund	21.52%	—%	$—
Duff & Phelps Select MLP and Energy Fund	100	100	63

FUND MANAGEMENT TABLES

(Unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Alternative Solutions Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 70 Portfolios

Retired. Trustee (since 2016), Virtus Mutual Fund Family (58 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).

Burke, Donald C. YOB: 1960 Served Since: 2016 74 Portfolios

Retired. Trustee (since 2016), Virtus Mutual Fund Family (58 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 70 Portfolios

Retired. Trustee (since 2016), Virtus Mutual Fund Family (58 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).

Harris, Sidney E. YOB: 1949 Served Since: 2017 70 Portfolios

Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (58 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.

Mallin, John R. YOB: 1950 Served Since: 2016 70 Portfolios

Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (58 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

McClellan, Hassell H. YOB: 1945 Served Since: 2016 70 Portfolios

Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (58 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).

McDaniel, Connie D. YOB: 1958 Served Since: 2017 70 Portfolios

Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (58 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

McLoughlin, Philip R. YOB: 1946 Served Since: 2013 78 Portfolios

Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (58 portfolios).

McNamara, Geraldine M. YOB: 1951 Served Since: 2016 74 Portfolios

Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (58 portfolios).

FUND MANAGEMENT TABLES

(Unaudited)

(Continued)

Name, Year of Birth, Length of Time Served Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Oates, James M. YOB: 1946 Served Since: 2013 74 Portfolios

Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (58 portfolios).

Segerson, Richard E. YOB: 1948 Served Since: 2016 70 Portfolios

Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (4 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (58 portfolios).

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2013 76 Portfolios

Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (58 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES

(Unaudited)

(Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).

Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).

Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES

(Unaudited)

(Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer and Secretary (since 2013).

Vice President (since 2016) and Senior Counsel, Legal (since 2007), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Vice President (since 2017) and Assistant Secretary (since 2008), Virtus Mutual Fund Family; Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Variable Insurance Trust; and Vice President, Chief Legal Officer, and Secretary (since 2013), Virtus Alternative Solutions Trust.

Short, Julia R. YOB: 1972	Senior Vice President (Since 2017)

Senior Vice President (since 2018), Virtus Closed-End Funds; Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008-2013).

Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

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Virtus Alternative Solutions Trust

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President,

    Chief Financial Officer and Treasurer

Jennifer Fromm, Vice President, Chief Legal

    Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and

    Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Alternative Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

Pricewaterhouse Coopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874

Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, contact us

at 1-800-243-1574, or visit Virtus.com.

8555	12-18

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,505 for 2018 and $128,755 for 2017.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $8,096 for 2018 and $12,640 for 2017. Such audit-related fees include out of pocket expenses and conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $22,200 for 2018 and $59,450 for 2017.

“Tax Fees” are primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2018 and $0 for 2017.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Board of Trustees of Virtus Alternative Solutions Trust (the “Fund”) has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee also must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $30,296 for 2018 and $72,090* for 2017.

*	Prior year’s fees were restated to remove non-audit fees paid by affiliated registrants not requested by the item.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not	applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Alternative Solutions Trust

By (Signature and Title)*	/s/ George R, Aylward
George R. Aylward, President
(principal executive officer)

Date	1/07/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R, Aylward
George R. Aylward, President
(principal executive officer)

Date	1/07/2019

By (Signature and Title)*	/s/ W. Patrick Bradley

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
(principal financial and accounting officer)

Date	1/07/2019

*  Print the name and title of each signing officer under his or her signature.